Exhibit 10.10

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MAMM CREEK GAS GATHERING AGREEMENT

This Gas Gathering Agreement (“Agreement”) is made and entered into this 1st day of October, 2011 (the “Effective Date”) by and among Encana Oil & Gas (USA) Inc. (“Shipper”), Grand River Gathering, LLC (“Gatherer”) and, for the limited purposes set forth in Section 9.1, Summit Midstream Partners, LLC (“Buyer”).  Shipper and Gatherer may be referred to individually as “Party,” or collectively as “Parties.”

BACKGROUND

A.                                   Pursuant to that certain Purchase and Sale Agreement dated September 2, 2011 (the “PSA”), by and between Shipper, Gatherer and Buyer, Shipper (i) contributed and assigned the Gathering System (as such term is defined in the PSA) and related assets to Gatherer and (ii) conveyed 100% of the membership interest in Gatherer to Buyer.

B.                                     Concurrently with the execution of this Agreement, Shipper and Gatherer have executed that certain (i) Future Development Gas Gathering Agreement and (ii) South Parachute and Orchard Gas Gathering Agreement dated as of the date of this Agreement.

C.                                     Shipper desires Gathering services for certain Gas produced from the Mamm Creek area of the Piceance Basin northwestern Colorado, all in accordance with the terms and conditions of this Agreement.

Shipper and Gatherer wish to accomplish the foregoing, all pursuant to the terms of this Agreement.  Accordingly, Shipper and Gatherer agree as follows:

SECTION 1:                           COMMITMENTS

1.1                                 Dedication.  Shipper dedicates and agrees to deliver to Gatherer for Gathering at the Receipt Points the following: (i) all Gas now or hereafter produced from wells completed to the depths of the base of the Mesa Verde formation (such depth being [***] feet as shown in the Type Log for the [***] well described in Exhibit “B”) and shallower located within the Dedication Area described on Exhibit “A” which is attributable to Interests now owned or hereafter acquired by Shipper; (ii) any Gas delivered to the K-28E Field Compressor Station up to its capacity as of the Effective Date, (iii) Gas attributable to an Interest of Shipper produced from certain wells as listed on Exhibit “E” that are added to the Dedication from time to time as mutually agreed by Shipper and

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Gatherer; (iv) with respect to the wells located within the Dedication Area in which Shipper is the operator, Gas produced from such wells which is attributable to Interests of other working interest owners, overriding royalty interest owners, and royalty interest owners (x) which is not taken “in-kind” by such owners upstream of the Delivery Points and/or (y) for which Shipper has the right and/or obligation to market or deliver such Gas, including Gas attributable to an Interest of Bill Barrett Corporation (“BBC”) gathered pursuant to that certain Gas Exchange Agreement between BBC and Shipper dated January 1, 2005, as amended from time to time, (the “BBC Swap Agreement”) for as long as such BBC Swap Agreement is in effect, whereby each of BBC and Shipper are responsible for gathering the other party’s respective volumes of Gas in the greater Mamm Creek area and redeliver such volumes at the BBC High Pressure Delivery Point for each others’ account (“BBC Volumes”) (and Exhibit “D” details the associated lands and affected wells with respect to which BBC holds an Interest in wells operated by Shipper subject to the BBC Swap Agreement) and, (v) with respect to the wells located within the Dedication Area in which Shipper is the operator, Gas produced from such wells which is attributable to Interests of a certain working interest owner (referred to in this Agreement as the “Joint Venture Owner” or “JVO”) pursuant to the terms of that certain Carry and Earning Agreement between Shipper and Nucor Energy Holdings Inc. dated June 24, 2010 (the “C&E Agreement”) for which Shipper has the right and/or obligation to market or deliver such Gas, for only so long as such Gas is dedicated to Shipper (collectively, (i) through (v), the “Dedication”).  Interests within the Dedication Area that are subject to prior commitments as of the Effective Date may, at Shipper’s option, be renewed with such prior parties or become part of the Dedication after expiration of such commitments.  Interests hereafter acquired by Shipper within the Dedication Area that are subject to prior commitments at the time of acquisition pursuant to the PSA will become part of the Dedication after expiration of such commitments.  By mutual agreement, the Parties may increase or decrease the Dedication.  Notwithstanding anything to the contrary above, the following shall be excluded from the Dedication (unless the Parties mutually agree otherwise) and the Parties shall have no obligation to each other with respect thereto):

(a) Gas attributable to Shipper’s non-operating Interest in the wells that Shipper does not take “in kind”; and,

(b) Gas produced by Shipper and reserved and/or utilized in accordance with Article 2.4 of the General Terms and Conditions.

For purposes of clarification and avoidance of doubt (but without in any way limiting Shipper’s obligations hereunder), it is understood by the Parties that the Gas volume dedicated to Gatherer but designated to be delivered at Delivery Points to Enterprise Gas Processing, LLC (“Enterprise”) are dedicated and/or committed to both Gatherer and Enterprise (unless released pursuant to the agreement with Enterprise) for their respective gathering service purposes.

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1.2                                 Gathering Services.  Subject to the terms and conditions of this Agreement, Gatherer agrees to accept, Gather, Compress, measure, and dehydrate, as necessary, all of Shipper’s Gas tendered to Receipt Points and deliver such Gas to Delivery Points, less Fuel and L&U (“FL&U”).  Gatherer shall also provide the foregoing services with respect to Gas tendered by Shipper on behalf of BBC pursuant to the exchange contemplated by Section 1.1 above and such Gas shall be accorded the same priority as Shipper’s Gas under the terms and conditions of this Agreement

1.3                                 Priority of Shipper’s Gas.  Shipper’s Gas delivered under this Agreement shall be Firm Capacity Gas.

1.4                                 Priority of Undedicated Gas.  Shipper shall be entitled to deliver, and Gatherer agrees to accept and Gather pursuant to the terms of this Section 1.4, Gas attributable of an Interests of Shipper that is not subject to the Dedication (“Undedicated Gas”).  All such Undedicated Gas shall be Interruptible Gas, unless the Parties agree otherwise.  Shipper shall be entitled to convert Undedicated Gas to Firm Capacity Gas by committing to deliver for Gathering such Undedicated Gas to the Receipt Points for a period of [***] years at the Gathering Fees described in Section 7 of this Agreement.  In addition, all of Shipper’s Gas attributable to Shipper’s non-operating Interest in certain wells and gathered by BBC pursuant to the BBC Swap Agreement (“BBC Gathered Shipper Volumes”) and delivered to the BBC High Pressure Delivery Point shall be Firm Capacity Gas.  Shipper shall also have a right to match the terms of any other shipper (whether proposed by such shipper or Gatherer) to reserve any unutilized existing capacity in the Gathering System.  Notwithstanding, Gatherer shall have no requirement under this Agreement to expand capacity for Undedicated Gas.

1.5                                 Gatherer’s Delivery Obligations.  Subject to the terms and conditions of this Agreement, Gatherer shall deliver Shipper’s Gas to Shipper at the Delivery Points at a quality that meets the specifications required by the Interconnecting Pipelines receiving Shipper’s Gas and at a pressure sufficient to enter the Interconnecting Pipelines.

1.6                                 Shipper’s Obligation to Accept Gas.  It shall be Shipper’s obligation to make the necessary arrangements with other parties to accept Gas at the Delivery Points. For the purposes of clarification, Shipper has contracted for capacity in downstream Interconnecting Pipelines and shall have capacity through the meters at the Delivery Points owned by such Interconnecting Pipelines up to such capacity, at any given time, as provided by the Interconnecting Pipeline.  From time to time, Shipper may cause Interconnecting Pipelines to increase the capacity of any Delivery Point, and, in such event, no Person other than Shipper shall be entitled to such increased capacity without written approval of Shipper.  For purposes of clarification and avoidance of doubt, the provisions

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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of this Section 1.6 of this Agreement with respect to capacity through the meters at applicable Delivery Points shall only apply with respect to capacity at such points and shall not be interpreted to otherwise modify or amend the provisions of Article 3.3 of the General Terms and Conditions.

1.7                                 Integrated Transaction.   The Parties acknowledge and agree that this Agreement, the Future Development Gas Gathering Agreement and the South Parachute and Orchard Gas Gathering Agreement are all part of a single, integrated, transaction and that in the event of a conflict between the terms and provisions of this Agreement and/or the Future Development Gas Gathering Agreement and the South Parachute and Orchard Gas Gathering Agreement, the Parties (or a court of law in the event of a dispute) shall attempt to harmonize, to the extent possible and practicable under the circumstances,  the provisions of all three agreements in order to give effect to such agreements.

1.8                                 Covenant Running with the Land.  This Agreement shall (a) be a covenant running with (i) the Gathering System and (ii) the Interests now owned or hereafter acquired by Shipper and its successors and assigns within the Dedication Area and (b) be binding on and enforceable by (i) Gatherer against Shipper and its successors and assigns and (ii) Shipper against Gatherer and it successors and assigns.  In the event Shipper sells, transfers, conveys, assigns, grants or otherwise disposes of all or any Interests in the Dedication Area, then any such sale, transfer, conveyance, assignment or other disposition shall be made expressly subject to this Agreement and state such in any instrument of conveyance.  In the event Gatherer sells, transfers, conveys, assigns, grants or otherwise disposes of all or any interest in the Gathering System, then any such sale, transfer, conveyance, assignment or other disposition shall be made expressly subject to this Agreement and state such in any instrument of conveyance.  Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit “G” attached hereto, which shall be placed of record in the counties in which the Dedication Area is located.  Upon termination of this Agreement, Shipper and Gatherer shall file of record a release and termination of such memorandum.

SECTION 2:                           GENERAL TERMS AND CONDITIONS

This Agreement incorporates and is subject to the General Terms and Conditions attached hereto, together with all other Exhibits attached hereto.

SECTION 3:                           TERM

 This Agreement shall take effect as of the Effective Date and continue thereafter for [twenty five] ([25]) years (each year, a “Primary Term Year” and such [twenty five] ([25]) year period, the “Primary Term”), unless terminated earlier in accordance with the

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terms and conditions of this Agreement.  After expiration of the Primary Term, this Agreement will automatically renew for one (1) successive one (1) year renewal period (a “Renewal Term,” as applicable) unless terminated by Shipper upon written notice to Gatherer given no less than six (6) months prior to the expiration of the Primary Term.  After expiration of the first Renewal Term, this Agreement will automatically renew for one (1) additional, successive one (1) year Renewal Term unless terminated by Shipper upon written notice to Gatherer no less than six (6) months prior to the expiration of the then current Renewal Term.  This Agreement will renew every year for one year thereafter unless terminated by either Party upon written notice to the other Party no later than six (6) months prior to the expiration of the Renewal Term (the Primary Term and any Renewal Terms shall be collectively referred to as the “Term”).

SECTION 4:                           FACILITIES OPERATIONS AND AVAILABILITY

4.1                                 Operation of Facilities.  Gatherer agrees to operate its Facilities as a prudent operator in a manner consistent with generally accepted industry practices with the goal, to the extent consistent with such practices, to reasonably and prudently  minimize leaks, minimize downtime, and maximize service and Facilities availability.  Accordingly, Gatherer agrees to implement prudent procedures that include regular pigging of the Gathering System and a reliable means of corrosion inhibition  such as cathodic protection, injection of an inhibitor, or installation of field dehydration facilities.  Shipper may also require that Gatherer use corrosion inhibition to control corrosion in the Gathering System consistent with previous operation of the Gathering System as directed by a third party corrosion control expert as described in Exhibit “K”.  Additional requirements for the operation of the Facilities are included in Article 3 of the General Terms and Conditions.

4.2                                 Construction of Facilities.  As described in Section 6.1, the Parties will meet periodically to plan and coordinate with respect to Shipper’s drilling operations in order to allow the Parties to comply with their obligations under this Agreement.  Subject to and in accordance with the terms and conditions of this Agreement, during the Primary Term, Gatherer shall construct such new Facilities and expand the capacity of the Facilities, as necessary, in order to receive, Gather and deliver the total quantity of Shipper’s Gas tendered to Gatherer, less FL&U.

SECTION 5:                           PRESSURE REQUIREMENTS

5.1                                 Receipt Point Pressure Requirements.  The Parties intend that Gatherer shall operate the Sub-Systems at a pressure not to exceed the applicable Target Pressure and that Gatherer shall design, upgrade, and operate the Facilities as necessary to meet such pressure obligation.  The initial Average System Pressure Requirement and Maximum Allowable Receipt Point Pressure (jointly the “Base Pressure Requirements”) are designated on Exhibit “F” and are subject to periodic adjustment as provided for herein.

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The Parties will maintain a current revision to Exhibit “F” showing the current Average System Pressure Requirement and Maximum Allowable Receipt Point Pressure.  The Parties agree that the provisions of this Section 5 shall be suspended to the extent provided in the Transition Services Agreement executed on October 27, 2011 between Gatherer and Shipper.

5.2                                 Average System Pressure Requirement.

(a)                                  Gatherer shall maintain an average monthly pressure each Accounting Period on the Gathering System that does not exceed the Average System Pressure Requirement for each Sub-System.

(b)                                 If, during any Accounting Period, for reasons other than Force Majeure, and after taking into account the waiver, as applicable, provided under Section 5.10 of this Agreement, the Average System Pressure Requirement is exceeded, Shipper shall be entitled to a reduction in the Gathering Fee for the Accounting Period with respect to the Gas tendered at all of the Receipt Points on the applicable system affected by such exceedance. The reduction in the Gathering Fee shall be determined as follows:

(i)                                     For each month (up to [***] consecutive months) that the average pressure exceeds the applicable requirement during the Accounting Period, the reduction shall be equal to [***] percent ([***]%) of the Gathering Fees described in Section 7 for each affected Receipt Point per Mcf for each [***] percent ([***]%)(or portion thereof) that the average pressure exceeds the applicable requirement during the Accounting Period; provided, however, that in no event will the Gathering Fee reduction at a Receipt Point pursuant to this clause (i) be greater than [***] percent ([***]%) of the Gathering Fee described in Section 7.

(ii)                                  For each consecutive month beyond the [***] consecutive month (up to [***] additional consecutive months) that the average pressure exceeds the applicable requirement during the Accounting Period, the reduction shall be equal to [***] percent ([***]%) of the Gathering Fees described in Section 7 for each affected Receipt Point per Mcf for each [***] percent ([***]%)(or portion thereof) that the average pressure exceeds the applicable requirement during the Accounting Period; provided, however, that in no event will the Gathering Fee reduction at a Receipt Point pursuant to this clause (ii) be greater than [***] percent ([***]%) of the Gathering Fee described in Section 7.

(iii)                               For each consecutive month beyond the [***] consecutive month that the average pressure exceeds the applicable requirement during the Accounting Period, the reduction shall be equal to [***] percent ([***]%) of the Gathering Fees described in Section 7 for each affected Receipt Point per Mcf for each [***] percent ([***]%)(or portion thereof) that the average pressure exceeds the applicable requirement during the Accounting Period; provided, however, that in no event will the Gathering Fee

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reduction at a Receipt Point pursuant to this clause (iii) be greater than [***] percent ([***]%) of the Gathering Fee described in Section 7.

(iv)                              If both an Average System Pressure Requirement Gathering Fee reduction hereunder and a Maximum Allowable Receipt Point Pressure Gathering Fee reduction under Section 5.3(b) apply to a Receipt Point for an Accounting Period, only the greater reduction of such Gathering Fee will apply to such Receipt Point.

5.3                                 Maximum Allowable Receipt Point Pressure.

(a)                                  Gatherer shall maintain an average monthly pressure each Accounting Period at each Receipt Point that does not exceed the Maximum Allowable Receipt Point Pressure.

(b)                                 If, during any Accounting Period, for reasons other than Force Majeure, and after taking into account the waiver, as applicable, provided under Section 5.10 of this Agreement, the Maximum Allowable Receipt Point Pressure is exceeded, Shipper shall be entitled to a reduction in the Gathering Fee for the Accounting Period with respect to the Gas tendered at any Receipt Point that suffers such an exceedance. The reduction in the Gathering Fee shall be determined as follows:  The reduction in the Gathering Fee shall be determined as follows:

(i)                                     For each month (up to [***] consecutive months) that the Maximum Allowable Receipt Point Pressure is exceeded during the Accounting Period, the reduction shall be equal to [***] percent ([***]%) of the Gathering Fees described in Section 7 for each affected Receipt Point per Mcf for each [***] percent ([***]%)(or portion thereof) that the average pressure exceeds the applicable Maximum Allowable Receipt Point Pressure during the Accounting Period; provided, however, that in no event will the Gathering Fee reduction at a Receipt Point pursuant to this clause (i) be greater than [***] percent ([***]%) of the Gathering Fee described in Section 7.

(ii)                                  For each consecutive month beyond the [***] consecutive month (up to [***] additional consecutive months) that the average pressure exceeds the applicable Maximum Allowable Receipt Point Pressure during the Accounting Period, the reduction shall be equal to [***] percent ([***]%) of the Gathering Fees described in Section 7 for each affected Receipt Point per Mcf for each [***] percent ([***]%)(or portion thereof) that the average pressure exceeds the applicable Maximum Allowable Receipt Point Pressure during the Accounting Period; provided, however, that in no event will the Gathering Fee reduction at a Receipt Point pursuant to this clause (ii) be greater than [***]percent ([***]%) of the Gathering Fee described in Section 7.

(iii)                               For each consecutive month beyond the [***] consecutive month that the average pressure exceeds the applicable Maximum Allowable Receipt

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Point Pressure during the Accounting Period, the reduction shall be equal to [***]percent ([***]%) of the Gathering Fees described in Section 7 for each affected Receipt Point per Mcf for each [***] percent ([***]%)(or portion thereof) that the average pressure exceeds the applicable Maximum Allowable Receipt Point Pressure during the Accounting Period; provided, however, that in no event will the Gathering Fee reduction at a Receipt Point pursuant to this clause (iii) be greater than [***] percent ([***]%) of the Gathering Fee described in Section 7.

(iv)                              If both a Maximum Allowable Receipt Point Pressure Gathering Fee reduction hereunder and an Average System Pressure Requirement Gathering Fee reduction under Section 5.2(b) apply to a Receipt Point for an Accounting Period, only the greater reduction of such Gathering Fee will apply to such Receipt Point.

5.4                                 Daily Pressure Variances.

(a)                                  Gatherer shall not allow the average daily variance in pressure at any Receipt Point on a Low Pressure System measured on an hourly basis within a Day to exceed [***] psig (the “Allowable Daily Pressure Variance”) for more than [***] consecutive Days or for any [***] Days in a [***] consecutive Day period (an exceedance for either such period, an “ADP Variance Exceedance Event”).

(b)                                 If, during any Accounting Period, for reasons other than Force Majeure or planned Maintenance, and after taking into account the waiver, as applicable, provided under Section 6.2(c) of this Agreement, there is an ADP Variance Exceedance Event at any Receipt Point, Shipper shall be entitled to a reduction in the Gathering Fee of $[***] per Mcf with respect to Shipper’s Gas tendered to the applicable Receipt Point on any Day during such Accounting Period that (i) is after the date on which such ADP Variance Exceedance Event occurs and (ii) is a Day on which the average daily variance in pressure at such Receipt Point measured on an hourly basis within such Day exceeds the Allowable Daily Pressure Variance.  The foregoing fee reduction shall be cumulative of the fee reductions provided for in Section 5.2(b) and 5.3(b) above; provided, however, the cumulative fee reductions provided for hereunder and under Sections 5.2(b) and 5.3(b) shall not be greater than [***] percent ([***]%) of the Gathering Fee for any Accounting Period.

5.5                                 Extended Failure to Comply with Pressure Requirements.  If, for reasons other than Force Majeure, and after taking into account the waiver, as applicable, provided under Section 5.10 of this Agreement, the average of the daily pressure on any Sub-System exceeds the Average System Pressure Requirement and/or the Maximum Allowable Receipt Point Pressure, as applicable, by more than [***] percent ([***]%) for any four (4) Accounting Periods during any consecutive [***] Accounting Periods, such situation will constitute a “Material Pressure Condition.”  In the event of the occurrence of a Material

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Pressure Condition, (a) prior to exercising any of the following remedies, Shipper shall notify Gatherer, and the Parties shall meet to discuss in good faith potential solutions to address the impact of such Material Pressure Condition on Shipper and (b) if such meetings fail to achieve mutual agreement between the Parties regarding a solution to such impacts, then (except in the case of the remedy described in clause (ii) below, which shall be the sole and exclusive remedy if elected) without limiting its rights and remedies under this Agreement or under applicable law, Shipper, at its election, shall be entitled to elect (but shall not be required to do so) one of the following:

(i)                                     Require Gatherer to waive the Gathering Fee for all affected Receipt Points for [***] Accounting Period following the event of Material Pressure Condition and all subsequent Accounting Periods until Gatherer does not exceed the Average System Pressure Requirement and/or the Maximum Allowable Receipt Point Pressure, as applicable, by more than [***] percent ([***]%) for [***] Accounting Period (and in such event no fee reduction shall apply under Section 5.2(b) or 5.3(b) during such period); or

(ii)                                  Permanently release [***] of Shipper’s Gas (such portion at Shipper’s election) from this Agreement; provided, however, in the case of a violation of only a Maximum Allowable Receipt Point Pressure, the release shall be limited to the volume of Gas that would otherwise be delivered to such Receipt Point in the absence of a Material Pressure Condition (and thereafter no fee reduction shall apply under Section 5.2(b) in respect of the released Gas).  Any election to release such Gas from this Agreement shall be made in writing to Gatherer within thirty (30) days from the end of the Accounting Period during which Shipper was eligible to elect such release, and this release will become effective thirty (30) days after Shipper’s written notice to Gatherer.  Following a release of any Gas as provided herein, Gatherer shall have the right to make available (as Firm Capacity Gas or Interruptible Gas) to other Persons any capacity on the Gathering System associated with such released Gas if sufficient capacity exists to enable Gatherer to maintain the Base Pressure Requirements.

5.6                                 Revisions to the Base Pressure Requirements.  In the event Shipper requires a pressure lower than the Base Pressure Requirement in effect at any Receipt Point or group of Receipt Points, Shipper may request, in writing, that Gatherer provide such lower pressure.    Gatherer may consider and offer to Shipper a change in the Gathering Fee to accommodate such request.  In the event that Gatherer recommends a new Base Pressure Requirement and corresponding change to the Gathering Fee, if any, then the Parties shall amend the Agreement to document the new Base Pressure Requirement and Gathering Fee for any affected Receipt Points, as applicable.  If Gatherer and Shipper cannot agree on any such amendment to the Agreement, then Shipper shall have the option to request such project be performed under, and a new fee calculated in accordance with, Section 6.4 and Section 7.2 of the Agreement.

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5.7                                 Compression Operation Requirements.  During any Accounting Period, if the inlet suction pressure at the Field Compressor Stations is operated at less than [***] psig for the East Mamm Compressor Station, Pumba Compressor Station, or Hunter Mesa Compressor Station or the Rifle Booster Compressor Station is operated at less than [***] psig, unless otherwise approved by Shipper in writing, then (if applicable) Shipper shall be reimbursed its allocable share of such Fuel or electricity required for such lower operation as described below  Shipper and Gatherer shall agree to such similar minimum suction pressures for any new compression services in addition to those listed above that may be installed for Shipper’s Gas during the term of this Agreement.  In the event that the daily average of a minimum hourly reading of inlet suction pressures are lower than the pressures specified in this Section 5.7 for a period of [***] days or longer during a particular Accounting Period, then the additional Fuel or electricity consumed in connection with such operation shall not be allocated to Shipper’s Gas during the applicable Accounting Period.  Such calculation of Fuel or electricity consumed shall be based on mutually agreeable estimation methods and sound engineering principles to determine the estimated amount of additional Fuel or electricity used allocable to Shipper’s Gas.  Fuel will be valued at the [***].  Electricity, if applicable, will be valued at the average electrical cost for the particular compressor station in question for such Accounting Period.  Gatherer shall provide read only signal available to Shipper to report the current operating pressure at each Field Compressor Station.  Any dispute related to calculation or measurement of Fuel or electricity under this Section 5.7 will be submitted to a nationally recognized engineering firm having expertise in the design and operation of natural gas gathering systems to be agreed upon by the Parties (such firm, the “Technical Expert”) for resolution in accordance with the procedure specified for such referrals in Article 14.4 of the General Terms and Conditions.

5.8                                 Pressure Control Devices.  Gatherer shall not install any pressure control or flow control devices downstream of Receipt Points, unless required by law, other than pressure or flow control equipment to enable delivery of Gas to Interconnecting Pipelines, customary compressor station or compressor inlet suction control devices designed to prevent high pressure alarms or shut down of compression equipment or allow venting of any Gas, such as control or rupture pin valves, rupture discs, or pressure relief devices, unless such device is used solely for the purpose of over pressure protection for the Gathering System and is set at the MAOP of the protected equipment.

5.9                                 Delivery Point Pressure Requirement.  In addition to the requirements set forth in Section 1.5 above, Gatherer shall operate and maintain the Facilities to deliver Shipper’s Gas at a delivery pressure up to (but no greater than) [***] psig at the applicable Delivery Point.

5.10                           Exclusion of New Wells from Base Pressure Requirements.  For the period of time commencing with the first deliveries of Gas to the Gathering System (in the case of a new well connected to the Gathering System or in the case of a recompletion of any

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existing well) for a period of [***] months, the pressures at the Receipt Point (and only at such Receipt Point) with respect to such well (an “Excluded Well”) shall not be included for purposes of determining compliance with the Base Pressure Requirements.  Notwithstanding the foregoing, and for purposes of clarification and avoidance of doubt, the actual pressures measured on the Gathering System and at each Receipt Point (excluding the pressure measured at the Receipt Point for any Excluded Well) shall be included in the determination of the Base Pressure Requirements, irrespective of the impacts to the pressure on the Gathering System and at other Receipt Points as a result of increased deliveries of Gas from any such Excluded Well.

SECTION 6:                           NEW FACILITIES

6.1                                 Periodic Planning Meetings.  The Parties shall meet no less often than quarterly to discuss operational issues, Shipper’s drilling plans (including an estimate of Shipper’s drilling schedule and a list of proposed well locations for the next quarter), Shipper’s good faith production forecasts, the facility requirements for Gatherer’s Gathering System, and any anticipated changes to the Base Pressure Requirements for any Receipt Points, in each case in a format mutually agreed by the Parties.  Concurrently, Gatherer shall provide updates, plans of action, and expected timelines on all projects to support Shipper’s previous drilling plans, current operational data and updates, the most recent hydraulic models of the Gathering System used to support system planning, and a current update of unreserved capacity in the Facilities, in each case in a format mutually agreed by the Parties.  In advance of each such periodic planning meetings, Shipper shall provide Shipper’s good faith and reasonable estimates as to the incremental volumes of Shipper’s Gas that are likely to be tendered for Gathering to the Gathering System over the next succeeding six quarters as well as an estimated drilling schedule and/or a proposed number of wells to be drilled to support such forecast.  The purpose of these meetings is to promote meaningful communication and advance planning for expansion or improvements of the Gathering System  In addition, Gatherer shall designate a representative to participate in Shipper’s planning meetings and to serve as Gatherer’s single point of contact with respect to planning, operation, and coordination for purposes of implementing the terms of this Agreement.  In addition to the foregoing provisions of this Section 6.1, the Parties agree that: (i) Gatherer shall attend, when reasonably requested by Shipper, any and all meetings with applicable government agencies and stakeholders relating to Shipper’s drilling operations and the need for additional Facilities to support Shipper’s planned operations, including, without limitation, meetings with the United States Bureau of Land Management; Colorado Oil and Gas Conservation Commission; city and local governments; and, the Colorado Division of Wildlife;  and, (ii) Shipper shall attend, when reasonably requested by Gatherer, any and all meetings with applicable government agencies and stakeholders relating to Gatherer’s Gathering operations and the need for additional Facilities to support Shipper’s planned operations including, without limitation, meetings with the United States Bureau of Land Management; Colorado Oil and Gas

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Conservation Commission; city and local governments; and, the Colorado Division of Wildlife.

6.2                                 New Meter Facilities at Existing Well Pads.  Immediately after the Effective Date, Gatherer shall begin the installation of approximately [***] new meter facilities to be owned and operated by Gatherer at Shipper’s existing well pads.  These meters shall serve as Receipt Points on the Gathering System.  Gatherer agrees to make a “read-only” signal available to Shipper at each Receipt Point.  Until the new meter facilities are in place, Shipper agrees to make flow information available to Gatherer from its existing wellhead meters.  Transition details shall be developed by mutual agreement of the Parties, but the new meters shall be installed and operational by or before December 31, 2013.  The total costs, excluding overhead charges, to install such meters, and also the meters described in Section 6.2 of the South Parachute and Orchard Gas Gathering Agreement, will be recorded, and at such time that Gatherer has spent over $[***] (or $[***] in the event Shipper is able to obtain amendments to its surface leases related to the East Mamm and Hunter Mesa compressor stations in accordance with Section 8.8(g) of the PSA prior to the Closing Date (as defined in the PSA)) on the meters associated with this Section and Section 6.2 of the South Parachute and Orchard Gas Gathering Agreement, Shipper shall be obligated to pay the additional costs to Gatherer to install the remaining required meters, excluding overhead.

6.3                                 Connection of New Receipt Points.  The Parties agree as follows with respect to new Receipt Points.

(a)                                  If Shipper is drilling a new well, or wells, that would require the addition of a new Receipt Point, Shipper shall provide notice to Gatherer (the “Receipt Point Notice”).  The Receipt Point Notice shall include the desired location, the required completion date for Gatherer to have its Facilities in place in conjunction with Shipper constructing road access, if required, to the Receipt Point, the desired capacity of the Receipt Point, and an updated production forecast, if necessary, for the new Receipt Point as well as the applicable portions of the Gathering System.  When reasonably practical, Shipper shall provide notice of its projected needs for new Receipt Points at least one hundred and twenty (120) Days prior to the need for such Receipt Point, but lack of such notice does not relieve Gatherer of its obligations hereunder.  Shipper shall provide the Receipt Point Notice at least thirty (30) Days prior to the expected completion date for Gatherer to have its Facilities in place in conjunction with the completion of the construction of the access road.  Within three (3) Business Days of the Receipt Point Notice, Gatherer shall begin the process of determining potential pipeline routes and the necessary right-of-way, permits, and materials to construct any new Facilities required to connect the new Receipt Point to the Gathering System.  Within ten (10) Business Days of the Receipt Point Notice, Gatherer shall provide Shipper with a written response of the design and completion date of the new Receipt Point.  If the design and completion date is acceptable to Shipper, Shipper will advise Gatherer in writing within three (3) Business

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

Days after receiving such estimate, and Gatherer will complete construction of the new connection Facilities for such Receipt Point with due diligence.  Gatherer shall be responsible for all costs, including overhead, associated with installation of the new lateral and required metering and sampling equipment.  Provided that Shipper provides sufficient notice, Gatherer shall cooperate in good faith with Shipper to minimize the overall impact to landowners and the environment by coordinating, and cooperating with respect to, (i) installation (and related construction) by Gatherer of necessary pipelines for new Receipt Points and (ii) construction by Shipper of new access roads to access well and well pad locations.  If a Receipt Point is not constructed within ten (10) Days of the expiration of the estimated completion date, and/or Gatherer is unable to receive and Gather volumes tendered by Shipper from such Receipt Point by such date, in either case other than as a result of Force Majeure, then provided that Shipper is ready and able to begin tendering volumes to Gatherer at such Receipt Point, for each Day thereafter that Shipper is unable to deliver volumes to the new Receipt Point under this Agreement, Shipper shall be entitled to [***] (plus, in the case of the first such Day thereafter, an additional ten (10 Days) of Gathering services without paying the associated Gathering Fee for such new Receipt Point beginning on the first Day when Gatherer is able to receive and Gather volumes from such new Receipt Point.

(b)                                 If the design and schedule with respect to Receipt Points provided by Gatherer to Shipper is not acceptable to Shipper and the Parties are unable to reach agreement on an alternative, Shipper shall have the right, by notice to Gatherer, to construct and install, as Gatherer’s agent, the new connection facilities (including piping and meters).  Shipper shall be able to connect such facilities to the Gathering System without delay, and Gatherer shall be required to accept the Gas delivered from these newly constructed facilities under the terms and conditions of this Agreement.  If Shipper exercises this right, Shipper shall be entitled to utilize any right-of-way and/or materials obtained by Gatherer for the purpose of installing the connection facilities at cost, excluding any overhead, and Shipper shall be entitled to reimbursement from Gatherer, not to exceed Gatherer’s last proposed cost estimate, of its actual costs to install the connection facilities, including overhead of [***] percent ([***]%), at completion. Gatherer may, at its own cost, inspect (or cause another Person to inspect) such construction on a timely basis only to the extent necessary to ensure compliance with Gatherer’s specifications.  Upon payment of the reimbursement described herein, Shipper shall convey to Gatherer, and Gatherer shall thereafter own and operate the facilities constructed by Shipper.

(c)                                  Gatherer shall use commercially reasonable efforts to obtain from Persons other than Shipper all rights-of-way and other site access rights as it may require for completion of any Receipt Point.  If, after exercising such efforts, Gatherer is unable to obtain any such rights, then Shipper shall grant to Gatherer any such rights it may have that it is permitted to grant to Gatherer and shall use commercially reasonable efforts to obtain or exercise on behalf of Gatherer any other such rights.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.4                                 Additional Services.  The Parties understand that during the term of this Agreement new facilities may be required to optimize development of Shipper’s producing assets that provide services that are beyond the initial scope of this Agreement set forth in Section 1.2 (“Additional Services”).  Additional Services may include, but are not limited to, (a) new compression facilities to lower pressure below the established pressure requirements, (b) Treating services for the removal of hydrogen sulfide or other sulfur compounds, (c) facilities to remove other potential contaminants that are not currently required or (d) new Delivery Points requested by Shipper.  Additional Services do not include new connections of Receipt Points already provided for in this Agreement, nor do they include the expansion of any Gathering System or dehydration to accommodate additional volumes of Shipper’s Gas.  In the event Additional Services are required, the Parties shall agree in writing on a scope of work, within ten (10) Business Days of Shipper notifying Gatherer of such need for Additional Services, and Gatherer no later than thirty (30) Business Days (but as soon as reasonably practicable) thereafter, shall provide Shipper with a proposed cost estimate (including estimate of the capital costs), completion date, and Gatherer’s proposed fee for the new Facilities (“Additional Services Facilities”) determined in accordance with Section 7.2 (the “Additional Services Proposal”).  Within ten (10) Business Days of receipt of such information, Shipper will either (A) accept Gatherer’s proposal for Additional Services, (B) suggest an alternative, whereby Gatherer shall have an additional ten (10) Business Days to provide a proposal based on such alternative and containing the same information as the Additional Services Proposal, which proposal shall be treated as a new Additional Services Proposal hereunder or (C) notify Gatherer that Shipper, or a designee of Shipper, will construct, install, and operate the necessary Additional Services Facilities.  As Additional Services Facilities are constructed in accordance with the provisions of this Section 6.4 by Gatherer, they shall become part of the Facilities.   If Shipper selects (C) above, the Additional Services Facilities installed by Shipper shall not be installed (i) on or within the Facilities except as necessary to receive or return Shipper’s Gas to Gatherer if necessary for the completion and operation of the project and in such case the Parties shall enter into a customary interconnection agreement reasonably satisfactory to the Parties) or (ii) in such a way that interferes in any material respect with the operation or maintenance of the Facilities.  If Gatherer undertakes the Additional Services project and such Additional Services Facilities are not constructed, for reasons other than Force Majeure, within (A) sixty (60) Days of the specified completion date provided for in the Additional Services Proposal for any Additional Services project that includes compression or (B) thirty (30) Days of the specified completion date provided for in the Additional Services Proposal for any Additional Services project that does not include compression, for each Day thereafter that Shipper is unable to use such Additional Services under this Agreement, Shipper shall be entitled to [***] Day of Additional Services without paying the daily pro rata portion of the associated fixed monthly payment beginning on the first Day when Gatherer is able to provide such Additional Service.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SECTION 7:                           FEES AND CONSIDERATION

7.1                                 Gathering Fees.  The Parties agree as follows with respect to the fees and consideration provided for under this Agreement (individually, as applicable, the “Gathering Fee” and, collectively, the “Gathering Fees”).

(a)                                  Shipper Fees.  For Gathering services performed by Gatherer, Shipper shall pay Gatherer the following fees with respect to Shipper’s Gas delivered pursuant to Sections 1.1(i)-(iii) of the Agreement:

(i)                                     With respect to Gas delivered to a Receipt Point pursuant to Sections 1.1(i)-(iii) of the Agreement, Shipper shall pay Gatherer the amount of $[***] for each Mcf of such volume of Gas accepted at such Receipt Point;

(ii)                                  If for any reason (x) only a portion of the Gathering System is utilized by Shipper’s Gas, or (y) the Parties agree to separate or apportion Gathering Fees, then the Gathering Fees shall be deemed to be divided as follows for purposes of this Section 7.1:

(aa)                            Low Pressure Gathering - $[***] for each Mcf of Shipper’s Gas delivered to and from the Low Pressure System.  For clarification, this service would include any costs associated with the continued operation of the existing K28E capacity;

(bb)                          Field Compression and Dehydration - $[***] for each Mcf of Shipper’s Gas Compressed and dehydrated at the Field Compressor Stations;

(cc)                            High Pressure Gathering - $[***] for each Mcf of Shipper’s Gas delivered to and from the High Pressure System; and,

(dd)                          Rifle Booster Compression - $[***] for each Mcf of Shipper’s Gas that is Compressed at the Rifle Booster Station.

For the Gathering of the BBC Volumes, Shipper shall pay (aa) and (bb) above and for the Gathering of BBC Gathered Shipper Volumes, Shipper shall pay (cc) and (dd) above.

(b)                                 Shipper Gathering Fee Adjustment.  Beginning on January 1, 2013, and every year thereafter on such date, [***] percent ([***]%) of the total Gathering Fees set forth in Section 7.1(a) above shall be adjusted by the percentage increase or decrease, if any, in the Consumer Price Index for All Urban Consumers (“CPI-U”) between the immediately preceding December and the previous December.  This percentage adjustment

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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shall be calculated based upon the difference between the most recent calendar year and the previous calendar year, as published in the U.S. Department of Labor, Bureau of Labor Statistics.  If the CPI-U ceases to be published, the parties shall use commercially reasonable efforts to negotiate a replacement index.  The remaining [***] percent ([***]%) of such Gathering Fees shall remain fixed for the term of this Agreement.

(c)                                  [***] Fees.  For Gathering services performed by Gatherer, Shipper shall pay Gatherer the following fees with respect Gas delivered pursuant to Section 1.1(v) of the Agreement [***]:

(i)                                     With respect to Gas delivered to a Receipt Point pursuant to Section 1.1(v) of the Agreement [***], Shipper shall pay Gatherer the amount of $[***] for each Mcf of such volume of Gas accepted at the Receipt Point;

(ii)                                  If for any reason (x) only a portion of the Gathering System is utilized by [***], or (y) the Parties agree to separate or apportion Gathering Fees,then the Gathering Fees shall be deemed to be divided as follows for purposes of this Section 7.1(c):

(aa)                            Low Pressure Gathering - $[***] for each Mcf of [***] Gas delivered to and from the Low Pressure System;

(bb)                          Field Compression and Dehydration - $[***] for each Mcf of [***] Compressed and dehydrated at the Field Compressor Stations;

(cc)                            High Pressure Gathering - $[***] for each Mcf of [***] delivered to and from the High Pressure System; and,

(dd)                          Rifle Booster Compression - $[***] for each Mcf of [***] that is Compressed at the Rifle Booster Station.

(d)                                 [***] Gathering Fee Adjustment.  Effective [***], and every January 1 thereafter, the total Gathering Fees set forth in Section 7.1(c) above shall be adjusted for the calendar year based on the percentage increase or decrease, if any, in the [***] described below for the immediately preceding December and the previous December.  For calendar years [***], the adjustment shall be calculated based upon a weighting of [***].  Index 1 shall be weighted [***] and Index 2 shall be weighted [***].  For calendar year [***], the adjustment shall be calculated based upon [***] of the percentage increase or decrease in Index 1.  If [***], the Parties shall use commercially reasonable efforts to agree on a replacement index.  In no event will such Gathering Fees be reduced below [***].

7.2                                 Additional Services Fee.  For any Additional Services supplied by Gatherer, Shipper will pay a mutually agreeable fee (the “Additional Services Fee”) in addition to

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the Gathering Fee to enable Gatherer to recover its related capital costs, plus the return described below and all actual Operating Costs.  Additional Services Fees are determined as follows:

(a)                                  With respect to the capital cost as agreed to in accordance with Section 6.4, a fixed monthly fee will be calculated that returns to Gatherer over a period of time equal to the lesser of (i) [***] years and (ii) the remaining Term a return pre-tax, equal to [***] percent [***]% on an unleveraged basis (no cost of debt included).  An example of such calculation is shown in Exhibit “I”.  In addition to the fixed monthly fee, Shipper shall pay Gatherer’s Operating Costs associated with such Additional Services Facilities.

(b)                                 Shipper shall pay Gatherer the Additional Services Fee as calculated in (a) above beginning with the first Day of the Accounting Period following the date the Additional Services Facilities are complete and capable of Gas service, and shall continue to pay such fee each month for a period of [***] years or remaining Term, as applicable, at which time the Additional Services Fee will be reduced to [***] percent ([***]%) of the Operating Costs associated with the Additional Services Facility for as long as such Additional Services Facility is in use for Shipper’s Gas.  It is understood that multiple Additional Services Fees could be in effect simultaneously, as there may be requirements for multiple Additional Services Facilities.

(c)                                  Shipper shall hold all Firm Capacity Gas rights through such Additional Services Facilities, and Gatherer shall not enter into any contracts to provide capacity to any additional Firm Capacity Shippers through such Additional Services Facilities.  If Gatherer uses such Additional Services Facilities for the benefit of any Gas other than Shipper’s Gas in any form, the Additional Services Fee shall be reduced by [***] percent ([***]%) of the incremental portion of revenues received by Gatherer from such third party attributable to such Additional Services Facilities.

7.3                                 Fuel.  Fuel shall be equal to the actual Fuel used and allocated in accordance with Article 8.2 of the General Terms and Conditions, except for additional Fuel as described in Section 5.7 that shall not be allocated to Shipper. Shipper’s allocated Fuel shall be deducted in-kind from the quantity of Gas received from Shipper at the Receipt Points.  Gatherer shall also be able to deduct electricity as Fuel used and /or consumed at the Rifle Booster Compressor Station and the K28E Compressor Station if electrical driven compression is utilized at these compressor stations.  No other deduction for Fuel shall apply.  If Gatherer desires to use electricity in place of Fuel for additional Compression at stations other than described above, Gatherer shall gain prior approval from Shipper that such electricity costs may be deducted as Fuel. All other electricity utilized for Gathering of such Gas, including utility electricity at other compressor stations other than as allowed above shall be deemed included in the Gathering Fees set forth in this Section 7.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.4                                 Lost and Unaccounted For Gas.  Actual Lost and Unaccounted For Gas allocated to Shipper’s Gas, up to a maximum of [***] percent ([***]%) in any Accounting Period, shall be deducted in-kind from the quantity of Gas received from Shipper at the Receipt Points.  Gatherer shall retain any Condensate condensed and collected in the Gathering System.  If Gatherer does not have sufficient quantities of Gas available to supply in-kind Gas to Shipper if the L&U exceeds the cap provided in this Section 7.4 for a particular Accounting Period, then Gatherer shall pay to Shipper an amount equal to the product of the (i) volume of Gas in excess of the cap and the (ii) applicable Index Price with respect to such volume of Gas in excess of the cap provided hereunder.

SECTION 8:                           VOLUME COMMITMENT

8.1                                 Volume Commitment.  Pursuant to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 8 below, Shipper agrees to deliver to an existing or new Receipt Point the minimum volume of Gas set forth on Exhibit “H” attributable to the Interest of Shipper and [***] (the “Volume Commitment”) from the Dedication Area or from wells outside of the Dedication Area that are not subject to the Future Development Gas Gathering Agreement (unless otherwise allowed pursuant to the terms of the Future Development Gas Gathering Agreement).  If only certain portions of the Gathering Fees are incurred for partial services as described in Section 7 (including Gas delivered from a well outside of the Dedication Area), the credit against the Volume Commitment shall be reduced by [***].

8.2                                 Calculation of Volume Shortfalls.  The Volume Commitment shall commence on the Effective Date and shall continue until the [***] anniversary of such date.  Subject to the provisions of Sections 8.5 below, if, during any Calendar Year Shipper fails to meet the Volume Commitment with respect Gas delivered either by Shipper or [***] (a “Volume Shortfall”) for such year on an aggregate basis, Shipper shall remit a payment to Gatherer calculated by multiplying the Volume Shortfall for the applicable Calendar Year by the total Gathering Fees described in Section 7.1(a)(i) then in effect applicable to Shipper (even if the shortfall occurs with respect to Gas delivered by [***]) during the corresponding Calendar Year (the “Volume Shortfall Payment”).  Gatherer shall calculate the Volume Shortfall and Volume Shortfall Payment, if any, within sixty (60) days after the expiration of Calendar Year in which the shortfall occurred, and the results shall be promptly provided in writing to Shipper.  Subject to the terms and conditions of this Agreement, Shipper shall remit the Volume Shortfall Payment, if any, within thirty (30) days of receipt of the invoice containing the Volume Shortfall Payment calculation.  Subsequent Volume Shortfall and Volume Shortfall Payment calculations and payments shall be made in the same manner upon expiration of each successive Calendar Year.  If at any time [***] fails to meet the Volume Commitment, as applicable with respect to [***], Shipper reserves the right to replace the Volume Shortfall with Excess Volumes delivered by Shipper at the Gathering Fee then in effect applicable to Shipper.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.3                                 Excess Volumes.

(a)                                  Excess Volume Bank.  In the event that Shipper delivers volumes of Shipper’s Gas to Gatherer in excess of Volume Commitment, as applicable with respect to Shipper, during any Calendar Year (“Excess Volumes”), such Excess Volume shall be [***] during the period of time applicable to the Volume Commitment.  The Excess Volume in the [***] shall be utilized as follows and in the following order of priority: (i) first, [***]; (ii) second, [***].

(b)                                 Future Volume Shortfall Credit.  Excess Volumes remaining in the [***] shall be used to offset and reduce future Volume Shortfalls, but only [***].

8.4                                 Third Party Gas to be Applied to Volume Commitment.  Any Gas delivered to the Gathering System by a Person other than a Firm Capacity Shipper (“Third Party Gas”) shall be credited to Shipper in the following manner for purposes of calculating any Volume Shortfall Payment: [***] percent of each Mcf of Third Party Gas shall be multiplied by the applicable fee for such Third Party Gas to reduce the Volume Shortfall Payment, if any, owed by Shipper.

8.5                                 Reduction in Volume Commitment.  The Volume Commitment shall be reduced during any Calendar Year by the volume of Shipper’s Gas that Gatherer is unable to receive (and which is tendered or could have been tendered to Gatherer); provided, however, that no such reduction shall be made to the Volume Commitment to the extent that such failure is caused by (a) planned Maintenance; (b) Force Majeure or other event affecting Shipper or occurring upstream of any Receipt Point or downstream of any Delivery Point; or (c) Force Majeure affecting Gatherer, but in the case of this clause (c), the exception from the reduction in the Volume Commitment shall be limited in any Calendar Year to an aggregate loss of volumes under this Agreement and the Mamm Creek Gas Gathering Agreement, collectively, equal to [***] percent ([***]%) of the total Volume Commitment under this Agreement and the South Parachute and Orchard Gas Gathering Agreement, collectively, for such Calendar Year (and any volume losses in excess of such amount will result in a reduction in the Volume Commitment for such Calendar Year).

SECTION 9:                           GUARANTEE

9.1                                 Buyer Guarantee. By execution of this Agreement, Buyer hereby unconditionally and irrevocably guarantees to Shipper the performance when required of any and all obligations, whether related to payment or performance, of Gatherer now or hereafter existing under this Agreement, as may be supplemented, amended, renewed, extended or modified from time to time; provided, however, that Buyer shall be permitted

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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to transfer or assign its obligations under this Section 9.1 from and after the Effective Date to either a New Public Company or other Person in accordance with clause (i)(B) or (i)(C) of Article 16.4(b), as applicable, of the General Terms and Conditions; provided further, that such New Public Company or Person, as applicable, (a) either: (i) has an Investment Grade Rating; (ii) provides a guaranty, in form and substance reasonably acceptable to Shipper, with respect to such Person’s obligations hereunder from a Person that has an Investment Grade Rating; (iii) (x) in the case of a New Public Company, has net assets in excess of $[***], or (y) in the case of a Person, has net assets in excess of $[***]; or, (iv) provides a letter of credit in an amount sufficient to perform the obligations under this Agreement reasonably acceptable to Shipper and (b) agrees in writing to assume the obligations of Buyer under this Section 9.1.  Any transfer or assignment by Buyer in strict compliance with the foregoing requirements shall relieve Buyer of its obligations under this Section 9.1 (but not the New Public Company or Person with respect to which the obligations under this Section 9.1 will be transferred or assigned).  For purposes of this Section 9.1, “net assets” means total assets less total funded indebtedness.

SECTION 10:                    NOTICES

10.1                           Notices, Statements, and Invoices.  All notices, statements, invoices or other communications required or permitted between the Parties shall be in writing and shall be considered properly given if delivered by mail, courier, hand delivery, or facsimile to the other Party at the designated address or facsimile numbers, as designated below.  Normal operating instructions can be delivered by telephone or other agreed means.  Notice of events of Force Majeure may be made by telephone and confirmed in writing within a reasonable time after the telephonic notice.  Monthly statements, invoices, payments and other communications shall be deemed delivered when actually received.  Either Party may change its address or facsimile and telephone numbers upon written notice to the other Party:

Gatherer:	Grand River Gathering, LLC
2300 Windy Ridge Parkway, Suite 240S
Atlanta, GA 30339
Fax: (770) 504-5005
Attention: Steve Newby

With required copy to:
Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
Fax: (212) 751-4864
Attention: David Kurzweil, Esq.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Buyer:	Summit Midstream Partners, LLC
2300 Windy Ridge Parkway, Suite 240S
Atlanta, GA 30339
Fax: (770) 504-5005
Attention: Steve Newby

With required copy to:
Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
Fax: (212) 751-4864
Attention: David Kurzweil, Esq.

Shipper:	Encana Oil & Gas (USA) Inc.
370 17th Street, Suite 1700
Denver, Colorado 80202
Attn: Midstream Contract Administration
Phone: (720) 876-5009
Fax: (720) 876-6009

Encana Oil & Gas (USA) Inc.
370 17th Street, Suite 1700
Denver, Colorado, 80202
Attention: Vice President, U.S. Midstream
Phone: (720) 876-3169
Fax: (720) 876-4169

With required copy to:
Encana Oil & Gas (USA) Inc.
370 17th Street, Suite 1700
Denver, Colorado, 80202
Attention: General Counsel
Phone: (303) 623-2300
Fax: (303) 623-2400

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first set forth above.

GATHERER:	SHIPPER:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

BUYER: (for the limited purposes set forth in Section 9.1):

By:

Name:

Title:

Date:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

Mamm Creek Dedication Area

[***]

Detail View

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Mamm Creek Dedication Area:

Township	Range	Sections
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

EXHIBIT B

Orchard Unit 17-13DT Type Log

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT C

Receipt & Delivery Points

Receipt Points:

Subject to revision, update and consolidation as new Receipt Points are added pursuant to the terms of this Agreement.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	[***]	[***]	[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26

	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

27

	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28

	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29

[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30

	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

31

[***]

[***]

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

32

EXHIBIT D

[***] Interest in Shipper Operated Wells

[***]

[***]

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Map of Encana and BBC Joint Operating Areas:

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

EXHIBIT E

Additional Dedicated Wells

None.

Subject to revision, update and consolidation as new wells are added pursuant to the terms of Section 1.1(b).

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT F

[***]

[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]

[***]

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Fee Reduction Calculation Examples

[***]

1.                                       [***]

2.                                       [***]

3.                                       [***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Map of Mamm Creek Sub-Systems:

[***]

3

Pads in Mamm Creek Sub-Systems:

Subject to revision, update and consolidation as new Receipt Points are added pursuant to the terms of this Agreement.

Grass Mesa Sub-System

[***]
[***]
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4

Hunter Mesa Sub-System

[***]
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5

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6

[***]
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7

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Mamm Creek East Sub-System

[***]
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8

[***]
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9

Mamm Creek Parker Sub-System

[***]
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Mamm Creek South Sub-System

[***]
[***]
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[***]
[***]

10

[***]
[***]
[***]
[***]
[***]
[***]
[***]

11

EXHIBIT G

MEMORANDUM OF SERVICES AGREEMENT

(Mamm Creek)

THIS MEMORANDUM OF SERVICES AGREEMENT (this “Memorandum”) is made and entered into as of October 1, 2011 (the “Effective Date”), by and between Encana Oil & Gas (USA) Inc. (“Shipper”), with an address of 370 17th Street, Suite 1700 Denver, Colorado, 80202 and Grand River Gathering, LLC (“Gatherer”), with an address of 2300 Windy Ridge Parkway, Suite 240S Atlanta, Georgia, 30339.

WHEREAS, Shipper and Gatherer entered into that certain Gathering Services Agreement dated October 1, 2011 (the “Agreement”), pursuant to which Gatherer will provide to Shipper gathering and treating services for Shipper’s Gas (any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement);

WHEREAS, Shipper and Gatherer are parties to that certain Purchase and Sale Agreement dated September 2, 2011 (the “PSA”), pursuant to which Shipper (i) contributed and assigned the Gathering System and related assets to Gatherer and (ii) conveyed 100% of the membership interest in Gatherer to an affiliate of Gatherer; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of Garfield County, Colorado, to give notice of the existence of the Agreement and certain provisions contained therein, and to file this Memorandum of record in the real property records of such other counties as may, during the Term, be encompassed by the Area of Mutual Interest;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                       Notice.  Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein.  Certain provisions of the Agreement are summarized in Sections 2 through 6 below.

2.                                       Term.  The term of the Agreement shall commence on October 1, 2011, and unless terminated earlier in accordance with the terms and conditions of the Agreement, shall continue in full force and effect through 8:00 a.m., Mountain Clock Time, on October 1, 2036, and shall continue in full force and effect for successive one (1) year periods thereafter unless or until terminated pursuant to the further terms and conditions of the Agreement.

3.                                       Dedication.  Subject to the terms and conditions of the Agreement, Shipper has dedicated for gathering and treating under the Agreement, and has agreed to deliver, or cause to be delivered, to Gatherer, at the Receipt Points, certain Gas produced from wells located

1

within the areas more particularly described on Exhibit “A” (Mamm Creek Dedication Area) (the “Dedication Area”) as follows:

(i) all Gas now or hereafter produced from wells completed to the depths of the base of the Mesa Verde formation ([***] the Type Log for the [***] well as depicted in the Agreement) and shallower located within the Dedication Area described on Exhibit “A” which is attributable to Interests now owned or hereafter acquired by Shipper;

(ii) any Gas delivered to the K-28E Field Compressor Station up to its capacity as of the Effective Date of the Agreement,

(iii) Gas attributable to an Interest of Shipper produced from certain wells that are added to the Dedication from time to time as mutually agreed by Shipper and Gatherer;

(iv) with respect to the wells located within the Dedication Area in which Shipper is the operator, Gas produced from such wells which is attributable to Interests of other working interest owners, overriding royalty interest owners, and royalty interest owners (x) which is not taken “in-kind” by such owners upstream of the Delivery Points and/or (y) for which Shipper has the right and/or obligation to market or deliver such Gas; and

(v) with respect to the wells located within the Dedication Area in which Shipper is the operator, Gas produced from such wells which is attributable to Interests of [***] for which Shipper has the right and/or obligation to market or deliver such Gas, for only so long as such Gas is dedicated to Shipper (collectively, (i) through (v), the “Dedication”).  Interests within the Dedication Area that are subject to prior commitments as of the Effective Date of the Agreement may, at Shipper’s option, be renewed with such prior parties or become part of the Dedication after expiration of such commitments.  Interests hereafter acquired by Shipper within the Dedication Area that are subject to prior commitments at the time of acquisition pursuant to the PSA will become part of the Dedication after expiration of such commitments.  By mutual agreement, the Parties may increase or decrease the Dedication.

4.                                       Excluded From Dedication.  Excluded from each such Dedication shall be Gas attributable to Shipper’s non-operating Interest in the wells that Shipper does not take “in kind”; and Gas produced by Shipper and reserved and/or utilized in accordance with Article 2.4 of the Agreement’s General Terms and Conditions (Gas for Lease Operations).

5.                                       Interests.  Under the Agreement, the term “Interests” is defined as any right, title, or interest in lands and the right to produce oil and/or Gas therefrom whether arising from

2

fee ownership, working interest ownership, mineral ownership, leasehold ownership, or arising from any pooling, unitization or communitization of any of the foregoing rights.

6.                                       Covenant Running with the Land.  So long as the Agreement is in effect, the Agreement shall (a) be a covenant running with (i) the Gathering System and (ii) the Interests now owned or hereafter acquired by Shipper and its successors and assigns within the Dedication Area and (b) be binding on and enforceable by (i) Gatherer against Shipper and its successors and assigns and (ii) Shipper against Gatherer and it successors and assigns.

7.                                       No Amendment to Agreement.  This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend nor modify the Agreement in any way.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the day first above written.

ENCANA OIL & GAS (USA) INC.

By:
Name:
Title:

STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me by                          , the                                       of Encana Oil & Gas (USA) Inc. this                    day of                     , 2011.

Notary Public in and for the State of

4

GRAND RIVER GATHERING, LLC

By:
Name:
Title:

STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me by                          , the                                       of Grand River Gathering, LLC, this                    day of        , 2011.

Notary Public in and for the State of

Attachments:

Exhibit “A”— Mamm Creek Dedication Area

5

EXHIBIT H

Volume Commitment

Year	Calendar Year	Volume Commitment (MMcf)
2011	1	[***]
2012	2	[***]
2013	3	[***]
2014	4	[***]
2015	5	[***]
2016	6	[***]
2017	7	[***]
2018	8	[***]
2019	9	[***]
2020	10	[***]
2021	11	[***]
2022	12	[***]
2023	13	[***]
2024	14	[***]
2025	15	[***]
2026	16	[***]

1

EXHIBIT I

Additional Services Fee Example

For purposes of example only, volumes portrayed are not actual.

The following table outlines an example of an Additional Services Fee associated with a new interconnect.

Calendar Year	Design Volume (MMcf/d)	Capital Cost	Fixed Monthly Fee*	Operating Cost	3rd Party Volume (MMcf/d)	3rd Party Fee**	3rd Party Credit towards Monthly Payment	3rd Party Share of Operating Cost	ECA Payment (Excluding Operating Cost)	ECA Total Payment (Including Operating Cost)
1	[***]	[***]	[***]	[***]	—	—	—	—	[***]	[***]
2	[***]	—	[***]	[***]	—	—	—	—	[***]	[***]
3	[***]	—	[***]	[***]	—	—	—	—	[***]	[***]
4	[***]	—	[***]	[***]	—	—	—	—	[***]	[***]
5	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
6	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
7	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
8	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
9	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
10	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
11	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
12	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
13	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
14	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
15	[***]	—	[***]	[***]	[***]	[***]	[***]	—	[***]	[***]
16	[***]	—	—	[***]	[***]	[***]	—	—	—	[***]

* See following pages for Fixed Monthly Fee calculation details.

** Assumes 3rd Party fee of [***].

1

Fixed Monthly Fee Calculation

The following are directions for utilizing the mutually agreed-to spreadsheet to perform necessary calculations for the determination of the fixed payment portion of the Additional Service Fee to provide the agreed-to rate of return for associated capital costs. Attached is a print-out of an example model, along with a print-out showing the formulae used in creation of the spreadsheet.

Spreadsheet Instructions

Enter the capital costs for each month. If necessary, adjust the first month in which the monthly service fee will be due. Also ensure the service fee is in affect for [***] by adding or deleting months to Column B as necessary. If using Microsoft Excel 2003, utilize Goal Seek to determine the monthly service fee required to achieve an unleveraged [***] IRR of [***]. To perform the Goal Seek, select “Tools” from the options menu, then “Goal Seek.” As an example, the Goal Seek window would read as follows: “Set cell: $C$2, To value of 0, By changing cell: $D$14.” However, the “By changing cell” in the Goal Seek Window should be the row in Column D that correlates to the first month the service fee is in affect.)

The following pages show data as well as Excel programming formulae of the spreadsheet [***]

2

[***] Year IRR	[***]
NPV	($0.00)

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
Revenue	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Capital Cost	[***]	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Net Cash Flow	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* Operating expense is passed through to the shipper

Date	Capital Cost	Revenue	Net Cash Flow
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
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[***]		[***]	[***]
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[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]

3

[***]	[***]	[***]
[***]	[***]	[***]
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4

[***]	[***]	[***]
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5

[***]	[***]	[***]
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[***]	[***]	[***]
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6

[***]	[***]

[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
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7

[***]	[***]	[***]
[***]	[***]	[***]
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8

[***]	[***]	[***]
[***]	[***]	[***]
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9

[***]	[***]	[***]
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10

EXHIBIT J

Excess Volume Banking

[***]

[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]

[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

1

EXHIBIT K

Corrosion Inhibition Program

[***]

[***]

[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

[***]

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[***]

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1

SCHEDULE 1.1(c)

Interests Subject to Prior Commitments

None.

1

ATTACHMENT 14.4

Technical Expert

1.    [***]

2.    [***]

3.    [***]

[***]

1

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GENERAL TERMS AND CONDITIONS

Attached to and made a part of that certain

Gas Gathering Agreement dated October 1, 2011

between

Encana Oil & Gas (USA) Inc. (“Shipper”)

and

Grand River Gathering, LLC (“Gatherer”)

and (for the limited purposes set forth in Section 9.1)

Summit Midstream Partners, LLC (“Buyer”)

ARTICLE 1:  DEFINITIONS

1.1.                              Accounting Period.  The period commencing at 8:00 a.m., Mountain clock time, on the first day of a calendar month and ending at 8:00 a.m., Mountain clock time, on the first day of the next succeeding month.

1.2.                              Actual Allocated Gas. The volume of Gas allocated to Shipper at the Delivery Point(s) which shall be a percentage of all Gas delivered at the Delivery Point(s) for the account of all shippers on the Gathering System.

1.3.                              Adequate Assurance of Performance.  As defined in Article 15.1 of the General Terms and Conditions.

1.4.                              Additional Services.  As defined in Section 6.4 of this Agreement.

1.5.                              Additional Services Facilities.  As defined in Section 6.4 of this Agreement.

1.6.                              Additional Services Fee.  As defined in Section 7.2 of this Agreement.

1.7.                              Additional Services Proposal.  As defined in Section 6.4 of this Agreement.

1.8.                              Affiliate.  Any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person.  The term “control” (including its derivatives and similar terms) means possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise.  Any Person shall be deemed to be an Affiliate of any specified Person or entity if such Person or entity owns fifty percent (50%) or more of the voting securities of the specified Person, if the specified Person owns

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control.

1.9.                              Agreement.  As defined in the preamble of this Agreement.

1.10.                        Allowable Daily Pressure Variance.  As defined in Section 5.4(a) of this Agreement.

1.11.                        ADP Variance Exceedance Event.  As defined in Section 5.4 of this Agreement.

1.12.                        Average System Pressure Requirement.  The pressure that the numeric average pressure of all Receipt Points on the Gathering System shall not exceed during an Accounting Period, as specified on Exhibit “C”.

1.13.                        Balancing Period.  As defined in Article 5.3 of the General Terms and Conditions.

1.14.                        Base Pressure Requirements.  The pressure measured at each Receipt Point that Gatherer is required to maintain, as further defined in Section 5.1 of this Agreement.

1.15.                        BBC.  As defined in Section 1.1 of this Agreement.

1.16.                        BBC Gathered Shipper Volumes.  As defined in Section 1.4 of this Agreement.

1.17.                        BBC High Pressure Delivery Point. The meter station located in Section 36, Township 6 South, Range 93 West of Garfield County, Colorado, in which Encana receives Gas from BBC at high pressure, at or about [***] psig.  At the Effective Date of this Agreement, the station includes Encana meter numbers [***] and [***], also known as Barrett High Pressure Meters [***] and [***].

1.18.                        BBC Swap Agreement.  As defined in Section 1.1 of this Agreement.

1.19.                        BBC Volumes.  As defined in Section 1.1 of this Agreement.

1.20.                        Btu.  The amount of heat required to raise the temperature of one pound of water from 59°F to 60°F.

1.21.                        Business Day.  Any day that commercial banks in Denver, Colorado and New York, New York are open for business

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.22.                        C&E Agreement.  As defined in Section 1.1 of this Agreement.

1.23.                        CPI-U.  As defined in Section 7.1 of this Agreement.

1.24.                        Claiming Party.  As defined in Article 15.1 of the General Terms and Conditions.

1.25.                        Compress, Compressed or Compressing.  Increasing the pressure of Shipper’s Gas received on the Gathering System to a pressure sufficient to be delivered into a downstream pipeline.

1.26.                        Condensate.  Liquid hydrocarbons that have condensed from the Gas in the Gathering System or Facilities (including as a result of compression) downstream of a Receipt Point and are collected at the Facilities upstream of a Delivery Point.

1.27.                        Cubic Foot.  The volume of Gas contained in one cubic foot of space at a standard pressure base of 14.73 pounds per square inch absolute (psia) and a standard temperature base of 60° F.

1.28.                        Daily Balance Gas.  As defined in Article 5.3 of the General Terms and Conditions

1.29.                        Day or Daily.  A period of twenty-four (24) consecutive hours, commencing at 8:00 a.m., Mountain clock time, and ending at 8:00 a.m., Mountain clock time, immediately following said twenty-four (24) hour period.  The reference date for any Day shall be the calendar date upon which said twenty-four (24) period begins.

1.30.                        Dedication.  As defined in Section 1.1 of this Agreement.

1.31.                        Dedication Area.  The lands described on Exhibit “A”.

1.32.                        Defaulting Party.  As defined in Article 15.2 of the General Terms and Conditions.

1.33.                        Delivery Party.  The new entity at which Shipper’s Gas is delivered to Shipper, or to Shipper’s designee, or to others entitled thereto, as designated at the Delivery Points.

1.34.                        Delivery Points.  The points at which Shipper’s Gas is redelivered to Shipper, or to Shipper’s designee, or to others entitled thereto, as designated on Exhibit “C.”

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.35.                        East Mamm Compressor Station.  That certain compressor station located in Section 36, Township 6 South, Range 93 West, Garfield County, Colorado.

1.36.                        Effective Date.  As defined in preamble of this Agreement.

1.37.                        Enterprise.  As defined in Section 1.1 of this Agreement.

1.38.                        Excess Volume Bank.  As defined in Section 8.3 of this Agreement.

1.39.                        Excess Volumes.  As defined in Section 8.3 of this Agreement.

1.40.                        Excluded Well.  As defined in Section 5.10 of this Agreement.

1.41.                        Event of Default.  As defined in Article 15.2 of the General Terms and Conditions.

1.42.                        FL&U.  As defined in Section 1.2 of this Agreement.

1.43.                        Facilities.  The Gathering System together with the compression, liquids handling, dehydration plants and equipment, and measurement equipment which are owned and operated by Gatherer.

1.44.                        Field Compressor Stations.  Those certain compressor stations known as : (i) the Hunter Mesa Compressor; (ii) the East Mamm Compressor; and, (iii) the Pumba Compressor Station.

1.45.                        Financing Parties.  As defined in Article 16.4(c) of the General Terms and Conditions.

1.46.                        Firm Capacity Gas.  Gas that is accorded the highest priority on the Gathering Systems with respect to capacity allocations, interruptions, or curtailments, specifically including (i) Shipper’s Gas and (ii) Gas delivered to the Gathering System from any Person for which Gatherer is contractually obligated to provide the highest priority.  Firm Capacity Gas will be the last Gas removed from the Gathering System in the event of an interruption or curtailment and all Firm Capacity Gas will be treated equally in the event an allocation is necessary, including, without limitation, Shipper’s Gas.  Firm Capacity Gas shall not include Gas received by Gatherer under an agreement with a primary term of less than one (1) year.

1.47.                        Firm Capacity Shipper.  Any Person that delivers Firm Capacity Gas.

1.48.                        Force Majeure.  As defined in Article 10 of the General Terms and Conditions.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.49.                        Fuel.  The quantity of Gas received by Gatherer which is retained and metered by Gatherer for fuel used in connection with the operation of compressors, heaters, flares, and other equipment as necessary to perform the Gathering services as defined in Section 1.2 of this Agreement.

1.50.                        Gas.  Any mixture of hydrocarbons and noncombustible gases in a gaseous state consisting primarily of methane.

1.51.                        Gather, Gathered, or Gathering.  The movement of Gas through the Gathering System.

1.52.                        Gatherer.  As defined in the preamble of this Agreement.

1.53.                        Gathering Fee.  As described in Section 7.1 of this Agreement.

1.54.                        Gathering System or Gathering Systems.  Gas gathering Facilities, including all Sub-Systems, owned, operated and maintained by Gatherer, to transport Gas from, as applicable, the Receipt Points to, as applicable, the Delivery Points, and as further described in Section A of the Background as such system may be expanded or altered from time to time.

1.55.                        Great Divide Gathering System.  A 24-inch diameter, approximately 32-mile natural gas gathering pipeline owned and operated by Enterprise, known as the Great Divide Gathering System, located in Garfield County, Colorado.

1.56.                        Gross Heating Value.  The number of Btu’s produced by the combustion, on a dry basis and at a constant pressure, of 1 Cubic Foot of Gas at a temperature of 60°F and at a pressure of 14.73 psia, with air of the same temperature and pressure as the Gas, when the products of combustion are cooled to the initial temperature of the Gas and air and when the water formed by combustion is condensed to the liquid state.

1.57.                        Guarantor.  As defined in Article 15.1 of the General Terms and Conditions.

1.58.                        High Pressure System.  The system of Facilities owned and operated by Gatherer that is capable of receiving Gas from or at the Field Compressor Stations and delivering such Gas to the Rifle Booster Compressor Station at or about a pressure in excess of [***] psig.

1.59.                        Hunter Mesa Compressor Station.  That certain compressor station located in Section 1, Township 7 South, Range 93 West, Garfield County, Colorado.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.60.                        Index 1.  as defined in Section 7.1 (d) of this Agreement.

1.61.                        Index 2.  As defined in Section 7.1 (d) of this Agreement.

1.62.                        Index Price. The average of the Daily index for CIG, Rocky Mountains as published in Gas Daily for the applicable Accounting Period.

1.63.                        Indemnifying Party and Indemnified Party.  As defined in Article 11 of the General Terms and Conditions.

1.64.                        Interconnecting Pipelines.  Enterprise Great Divide Gathering System and any other pipeline connected to the Gathering System in the future to accept Gas from the Facilities.

1.65.                        Interests.  Any right, title, or interest in lands and the right to produce oil and/or Gas therefrom whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, or arising from any pooling, unitization or communitization of any of the foregoing rights.

1.66.                        Interruptible Gas.  Gas that is accorded the lowest priority on the Gathering System with respect to capacity allocations, interruptions, or curtailments.  Interruptible Gas will be the first Gas removed from the Gathering System in the event of an interruption or curtailment.

1.67.                        Investment Grade Rating.  An issuer rating or a rating on senior, unsecured long-term debt (excluding third-party enhancement) that is equal to or better than at least two (2) of the following: (i) “BBB-” from Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., as well as its successors-in-interest; or, (ii) “Baa3” from Moody’s Investors Service, Inc., as well as its successors-in-interest; or, (iii) “BBB (low)” from Dominion Bond Rating Service Limited, as well as its successors-in-interest.

1.68.                        [***].  As defined in Section 1.1 of this Agreement.

1.69.                        K28E Field Compressor Station.  That certain compressor station located in Section 28, Township 7 South, Range 92 West, Garfield County, Colorado.

1.70.                        “Lien” shall mean any lien, mortgage, security interest, collateral assignment or pledge granted as collateral security for the repayment of indebtedness

1.71.                        Losses.  Any actual loss, cost, expense, liability, damage, demand, suit, sanction, claim, judgment, lien, fine or penalty, including attorney’s fees.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.72.                        Lost and Unaccounted For Gas or L&U.  Any Gas lost or otherwise not accounted for incident to or occasioned by the gathering, measurement, dehydration, compression and delivery, as applicable, of Gas, including Gas released through leaks, instrumentation, relief valves, ruptured pipelines, and blow downs of pipelines, vessels, and equipment, including line pack and Condensate.

1.73.                        Low Pressure System.  The system of Facilities, including the K28E Field Compressor Station, owned and operated by Gatherer that is capable of receiving Gas from the Receipt Points and delivering such Gas to the Field Compressor Stations.

1.74.                        Maintenance.  As defined in Article 3.2 of the General Terms and Conditions

1.75.                        MAOP.  Maximum allowable operating pressure.

1.76.                        Material Pressure Condition.  As defined in Section 5.5 of this Agreement.

1.77.                        Maximum Allowable Receipt Point Pressure.  The specified pressure that the average pressure at a Receipt Point for an Accounting Period shall not exceed as set forth on Exhibit “F”.

1.78.                        Mcf.  1,000 Cubic Feet.

1.79.                        MMBtu.  1,000,000 Btu’s.

1.80.                        MMcf.  1,000,000 Cubic Feet.

1.81.                        New Public Company.  As defined in Article 16.4(b) of the General Terms and Conditions

.

1.82.                        Non-Conforming Event. As defined in Article 6.4 of the General Terms and Conditions.

1.83.                        Non-Defaulting Party.  As defined in Article 15.2 of the General Terms and Conditions.

1.84.                        Operating Costs.  All costs directly associated with or needed to operate and maintain a Facility, including, without limitation, personnel, fuel, parts, maintenance, consumable materials, chemicals, information technology, insurance, rents and regulatory costs (but excluding overhead or home office costs).

1.85.                        PSA.  As defined in Section A of the Background.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.86.                        Party or Parties.  As defined in the preamble of this Agreement.

1.87.                        Person.  Any individual, firm, corporation, trust, partnership, limited liability company, association, joint venture, other business enterprise or governmental authority.

1.88.                        Position Notice.  As defined in Article 14.4 of the General Terms and Conditions.

1.89.                        Primary Term.  As defined in Section 3 of this Agreement.

1.90.                        Primary Term Year.  As defined in Section 3 of this Agreement.

1.91.                        Pumba Compressor Station.  That certain compressor station located in Section 10, Township 7 South, Range 93 West, Garfield County, Colorado.

1.92.                        Receipt Points.  Any currently existing or future point(s) where Gas enters the Gathering System or Gathering Systems at the (i) inlet flange of the custody transfer meters where custody and control of Shipper’s Gas transfers from Shipper to Gatherer, as designated on Exhibit “C,” or, (ii) if no custody transfer meter currently exists as of the Effective Date, the interconnection of well pad flow lines and a mainline gathering pipeline, which pipeline forms part of the Gathering System until such time as such custody transfer meter is installed, as designated on Exhibit “C” or determined pursuant to Section 6.3 of this Agreement, as applicable.

1.93.                        Receipt Point Notice.  As defined in Section 6.3 of this Agreement.

1.94.                        Renewal Term.  As defined in Section 3 of this Agreement.

1.95.                        Rifle Booster Compressor Station.  That certain compressor station located in Section 13, Township 6 South, Range 94 West, Garfield County, Colorado that delivers Gas to the Great Divide Gathering System or other Interconnecting Pipelines.

1.96.                        Scheduled Nominations.  As defined in Article 5 of the General Terms and Conditions.

1.97.                        Shipper.  As defined in the preamble of this Agreement.

1.98.                        Shipper’s Gas.  All Gas that is the subject of the Dedication.

1.99.                        Sub-System.  A defined and named portion of the Gathering System, as identified in Exhibit F.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.100.                  Target Pressure.  The monthly average gathering Receipt Point pressure Gatherer will design, construct, and operate to achieve for each Sub-System described in Exhibit F.

1.101.                  Taxes.  All gross production, severance, conservation, ad valorem, gross-receipts and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of the Gas, or upon the handling, compression, treating, conditioning, sale, receipt or delivery of the Gas, including all of the foregoing now existing or in the future imposed or promulgated.

1.102.                  Technical Expert.  As defined in Section 5.7 of this Agreement

1.103.                  Term.  As defined in Section 3 of this Agreement.

1.104.                  Third Party Gas. As defined in Section 8.4 of this Agreement.

1.105.                  Treat, Treating or Treatment.  The removal, reduction or dilution of carbon dioxide, hydrogen sulfide or other impurities in Gas.

1.106.                  Undedicated Gas.  As defined in Section 1.4 of this Agreement.

1.107.                  Volume Commitment.  As defined in Section 8.1 of this Agreement.

1.108.                  Volume Shortfall.  As defined in Section 8.2 of this Agreement.

1.109.                  Volume Shortfall Payment.  As defined in Section 8.2 of this Agreement.

ARTICLE 2:  SHIPPER COMMITMENTS AND RIGHTS

2.1.                              Conveyance of Rights to Gatherer.  Shipper hereby grants, transfers, conveys and assigns to Gatherer the exclusive right to Gather Shipper’s Gas connected to Receipt Points and the right to consume Shipper’s Gas as Fuel in connection with the Gathering of Shipper’s Gas under this Agreement.

2.2.                              Upstream Separation Equipment.  At or near its wellhead and upstream of the Receipt Points, Shipper shall utilize conventional mechanical type field separators commonly used in the industry to separate liquid hydrocarbons and free water from Shipper’s Gas, to the extent reasonably necessary for the safe transportation of such Gas to the Receipt Points.  Any liquids recovered in these facilities shall be [***].

2.3.                              Upstream Facilities.  Shipper shall have the right, at its own expense, to install compression facilities, plunger lifts, and gas lift facilities upstream of each Receipt

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Point.  Any such facilities installed by Shipper shall be installed, operated, and maintained by Shipper in a manner that does not materially and adversely affect Gatherer’s Facilities.

2.4.                              Gas for Producing Operations.  Shipper reserves the right to withhold from delivery any Gas (i) that Shipper is required to deliver to its lessor under the terms of any leases; or (ii) that Shipper requires for oil and gas producing operations, including, without limitation, gas lift operations and drilling and completion.  Shipper reserves the right to deliver Gas from the Gathering System prior to the delivery of such Gas to the Delivery Points for use in Shipper’s oil and gas producing operations; accordingly, Shipper and Gatherer will cooperate in good faith to allow Shipper to install and construct interconnections with the Gathering System for such purposes, and Shipper will install measurement to meet the requirements, as applicable, of Article 7 of these General Terms and Conditions.  The provisions of this Agreement would apply with respect to the Gas delivered to Shipper for the purposes set forth in this Article 2.4, including, without limitation, the provisions with respect to the Gathering Fee as set forth in Section 7 of the Agreement.

2.5.                              Pooling or Units.  Shipper may form, dissolve and/or participate in pooling agreements or units encompassing portions of Shipper’s Interests, provided that the exercise of those rights shall not diminish Gatherer’s rights under this Agreement nor increase Gatherer’s obligations under this Agreement.

2.6.                              Operational Control of Shipper’s Wells.  Shipper may, at any time, shut-in, clean out, rework, modify, deepen or abandon any wells within Shipper’s Interests, or may use any efficient, modern or improved method for the production of Gas; provided, before any well is taken out of service for any reason, Shipper shall first shut-off the well’s connection with the Receipt Point.

2.7.                              No Upstream Processing.

(a)                                  Shipper agrees that it shall not remove or permit to be removed (i) any liquefiable hydrocarbons from either Shipper’s Gas or any other Gas in the Gathering System or (ii) remove Condensate from such Gas prior to delivery to the Receipt Points, except for liquefiable hydrocarbons that condense from such Gas during transportation to the Receipt Points that are removed by conventional mechanical type Gas liquid field separators commonly used in the industry, upstream of the Receipt Points, to separate liquid hydrocarbons and free water from Shipper’s Gas, to the extent, and only to the extent, reasonably necessary for the safe transportation of such Gas to the Receipt Points.

(b)                                 Gatherer agrees it shall not accept into the Gathering System any Gas that has been previously processed for the removal of liquefiable hydrocarbons or Condensate from such Gas prior to delivery to the Gathering System, except for those liquefiable hydrocarbons that condense from such Gas during transportation that are

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

removed by conventional mechanical type Gas liquid field separators commonly used in the industry to separate liquid hydrocarbons and free water from Gas, to the extent, and only to the extent, reasonably necessary for the safe transportation of such Gas.  In addition, Gatherer agrees that it shall not remove or permit to be removed any liquefiable hydrocarbons from Shipper’s Gas or any other Gas once in the possession and control of Gatherer in Gatherer’s Gathering System or Condensate prior to delivery of Shipper’s Gas to Shipper at the Delivery Points, except for those liquefiable hydrocarbons that condense from such Gas during transportation to the Delivery Points that are removed by conventional mechanical type Gas liquid field separators commonly used in the industry, upstream of the Delivery Points, to separate liquid hydrocarbons and free water from Gas, to the extent, and only to the extent, reasonably necessary for the safe transportation of such Gas to the Delivery Points.

ARTICLE 3:  OPERATION OF GATHERER’S FACILITIES

3.1.                              Operational Control of Gatherer’s Facilities.  Gatherer shall be entitled to complete operational control of its Facilities and shall operate its Facilities in a manner which is consistent with its obligations under this Agreement.  Gatherer shall have the right to commingle Shipper’s Gas received by Gatherer at the Receipt Points with other Gas in the Gathering System.  However, this Article 3.1 shall not be interpreted to relieve Gatherer of its obligations under this Agreement.

3.2.                              Maintenance.  Gatherer shall be entitled to perform such maintenance, testing, alteration, modification, repair or replacement of the Gathering System as would be done by a prudent operator (“Maintenance”).  Except in situations where Gatherer reasonably determines that Maintenance is required to avoid injury or harm to Persons or property or the integrity of its Facilities, Gatherer agrees to provide thirty (30) Days’ notice to Shipper prior to performing any planned Maintenance that may materially impact Shipper’s wells and/or production volumes, and if such notice is not provided, such Maintenance will be deemed not to have been planned.

3.3.                              Capacity Allocations.  If the quantity of Shipper’s Gas and all other Gas available for delivery to a Receipt Point, or any other point on the Facilities exceeds the capacity of the Facilities at any such point, then Gatherer shall interrupt or curtail receipts of Shipper’s Gas in accordance with the following:

(a)                                  First, Gatherer shall curtail all Interruptible Gas prior to curtailing Firm Capacity Gas.

(b)                                 Second, if additional curtailments are required beyond Article 3.3(a) above, Gatherer shall curtail Firm Capacity Gas.  In the event Gatherer curtails some, but not all Firm Capacity Gas on a particular Day, Gatherer shall allocate the capacity of the applicable point on the Facilities available to such Firm Capacity Shippers on a pro rata

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

basis based upon Shipper’s and the other Firm Capacity Shipper’s average of the confirmed nominations for the previous [***] Day period of Firm Capacity Gas prior to the event causing the curtailment.

Notwithstanding the above, Shipper shall be entitled to a temporary release of Shipper’s Gas from this Agreement for the duration of any curtailment by Gatherer that impacts Shipper’s Gas, including, without limitation, curtailments resulting from a Force Majeure event and if necessary, Gatherer shall deliver Gas to Shipper at other delivery points than the Delivery Points if such delivery points are made available to Gatherer at no cost to Gatherer.  During any such temporary release, Shipper may direct Shipper’s Gas to any other available facility.  Notwithstanding anything to the contrary in this Agreement, with respect to capacity allocations on the Gathering Systems, Gatherer shall accord the highest priority to Firm Capacity Gas.

3.4.                              Other Allocations.  During any period when (i) all or any portion of the Facilities is shut down because of mechanical failure, Maintenance, non-routine operating conditions, or Force Majeure; or (ii) Gatherer determines that the operation of all or any portion of the Facilities will cause injury or harm to Persons or property or to the integrity of the Facilities, Shipper’s Gas may be curtailed as described in Article 3.3.

3.5.                              No Relief from Obligations.  Except in the event of Force Majeure or Maintenance allowed under this Agreement and without limiting any other provision of this Agreement that by its terms relieves Gatherer of any obligations under this Agreement, the provisions of Article 3.3 above shall not relieve Gatherer from its other obligations under this Agreement, including, without limitation, the provisions of Sections 4 and 5 of this Agreement.

ARTICLE 4:  RECEIPT POINTS AND CONDITIONS

4.1.                              Receipt Points.  Shipper shall deliver Gas to the Receipt Points specified on Exhibit “C,” which shall be located downstream of Shipper’s production facilities.

4.2.                              Uniform Rate of Flow.  Subject to Article 2.3 of these General Terms and Conditions, including Shipper’s right to install and operate plunger lifts that inherently may cause periodic flow on a per well basis, to the extent reasonably practical and without materially impacting Shipper’s overall Gas deliveries, Shipper shall deliver Gas at a reasonably uniform rate of flow.

4.3.                              Pressure Regulation Equipment.  Upstream of each Receipt Point, Shipper shall provide pressure regulation equipment acceptable to Gatherer that will prevent over-pressuring of the Gathering System.  If regulation equipment is installed in proximity of the Gathering System, it shall be installed in a manner that does not interfere with measurement or induce measurement errors.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 5:  NOMINATION AND BALANCING PROCEDURES

5.1                                 Notice of Available Capacity.  On or before the 20th day of each calendar month, Gatherer shall provide written notice to Shipper of Gatherer’s good faith estimate and capacity allocation or curtailments, if any, that, based on then currently available information, Gatherer anticipates will be required or necessary during the next succeeding calendar month.  In the event that the 20th day of the calendar month is a weekend or holiday, such notice will be provided on the last Business Day preceding the 20th day of such calendar month.

5.2                                 Nomination Procedures.  Pursuant to the terms of this Agreement, the nomination procedures detailed in this Article will be utilized by Shipper with respect to the Gathering of Shipper’s Gas hereunder.  All nominations must be made by Shipper or Shipper’s designee. Should Interconnecting Pipelines receiving Shipper’s Gas revise their nomination requirements in a manner that conflicts with the nomination procedures herein, the Parties agree to negotiate changes to the nomination procedures herein as are reasonably required.

(a)          Shipper’s nomination(s) shall be accepted and scheduled for delivery by Gatherer to the extent that (1) Shipper’s Gas is sufficient to support such nomination(s), (ii) Shipper has sufficient capacity in the Gathering System as allocated to Shipper pursuant to Article 3.3 of the General Terms and Conditions, and (iii) the party receiving Gas at the Delivery Point accepts Shipper’s nominations.  Upon being scheduled for delivery, Gatherer’s dispatcher shall thereupon advise Shipper in writing, via fax, e-mail or web-based nomination process of the quantity scheduled for Gathering (a “Scheduled Nomination”) and the reason for any failure to schedule any Shipper’s Gas nominated by Shipper.

(b)         Each nomination shall be made in conformance with the North American Energy Standards Board timeline as follows, which may change from time to time (all timelines are stated in Mountain Time):

	Nomination Due:	For Flow at:
Cycle 1 (Timely)	10:30 AM	8:00 AM Next Day
Cycle 2 (Evening)	5:00 PM	8:00 AM Next Day
Cycle 3 (Intra-day 1)	9:00 AM	4:00 PM Same Day
Cycle 4 (Intra-day 2)	4:00 PM	8:00 PM Same Day

(c)          Shipper shall provide to Gatherer’s dispatcher in writing, via fax, e-mail, or web-based nomination process the actual daily nominations of the quantities to be delivered by Gatherer for Shipper’s account at each Delivery Point in accordance with

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Gatherer’s requirements. Such nominations shall include the information requested by Gatherer, and Gatherer shall maintain a record of such nominations.

(d)         Gatherer may, but is not obligated to accept (i) any nomination which exceeds Shipper’s allocated capacity on the Gathering System subject to Article 3.3 Capacity Allocations, or (ii) any revisions to a prior nomination which result in an increase in quantities of Gas Shipper desires to deliver to a Delivery Point which are not supported by operational improvements or additional wells.  Gatherer’s dispatcher shall thereupon advise Shipper of the quantity it will accept for Gathering.

5.3                                 Gas Balancing.

(a)          Imbalances. If the number of MMBtus of Shipper’s Gas received by Gatherer at the Receipt Points, after subtracting FL&U, do not equal Shipper’s estimated Actual Allocated Gas delivered at the Delivery Points, an imbalance exists.  If the number of MMBtus of Shipper’s Gas received by Gatherer at the Receipt Points, after subtracting FL&U, are less than Shipper’s estimated Actual Allocated Gas delivered at the Delivery Points, a positive imbalance exists.  If the number of MMBtus of Shipper’s Gas received by Gatherer at the Receipt Points, after subtracting FL&U, are greater than Shipper’s estimated Actual Allocated Gas delivered at the Delivery Points, a negative imbalance exists.  The term balance or balancing refers to equalizing the number of MMBtus of Shipper’s Gas received by Gatherer at the Receipt Point with the number of MMBtus constituting Shipper’s estimated Actual Allocated Gas delivered at the Delivery Points plus FL&U.  Parties shall use reasonable efforts to minimize these imbalances and agree to make the daily and monthly adjustments as outlined herein. At Gather’s sole discretion, Gatherer may decline a nomination into an Interconnecting Pipeline and/or curtail receipts of Shipper’s Gas if necessary to balance Shipper’s nominated quantity of Gas on the Interconnecting Pipelines.

(b)         Daily Balancing.  Each Day Shipper shall cause the number of MMBtu’s of Shipper’s Gas being delivered at the Receipt Points to equal as closely as practicable to Shipper’s Scheduled Nominations.  Each Day Gatherer shall cause the number of MMBtus of Shipper’s Gas being delivered at the Delivery Points to Interconnecting Pipelines to equal as closely as practicable Shipper’s Gas received by Gatherer at the Receipt Points, after subtracting FL&U.  Whenever the Number of MMBtus of Shipper’s Gas being delivered at the Receipt Points exceeds Shipper’s estimated Actual Allocated Gas delivered at the Delivery Points plus FL&U, Gatherer shall promptly increase amount of Gas delivered to an Interconnecting Pipeline on Shipper’s behalf.  In the event that Shipper’s Gas received by Gatherer at the Receipt Points, after subtracting FL&U equals or exceeds Shipper’s nominated quantities of Gas on Interconnecting Pipelines and the Gatherer does not deliver any or all of Shipper’s Gas to the Interconnecting Pipeline on Shipper’s behalf, and the Interconnecting Pipeline reduces Shipper’s nominated quantity of Gas at the Delivery Point, Gatherer shall waive the applicable Gathering Fee with respect to the total

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

quantity of Shipper’s Gas received by Gatherer but not delivered to the Interconnecting Pipeline specified by Shipper.

(c)          Monthly Balancing. Shipper and Gatherer will work cooperatively to reduce any cumulative imbalance reflected on the monthly balancing statement as close to zero (0) as practicable during the Accounting Period following the delivery of such statement (“Balancing Period”).  Gatherer shall advise the Shipper of such adjustments required to Shipper’s nominations for each Day during the Balancing Period in order to balance (“Daily Balance Gas”).  Gatherer shall advise Shipper of the number of MMBtus of Shipper’s Gas which must be nominated into Interconnecting Pipelines or nominated and produced by Shipper for each Day during the Balancing Period.  If at any time Gatherer causes an imbalance due to delivering Shipper’s Gas to an Interconnecting Party not specified by Shipper or through mis-allocation of Gas among all shippers on the Gatherer’s System that exceeds [***]% in total volumes for that Accounting Period, then Gatherer shall waive the applicable Gathering Fee with respect to the total quantity of Shipper’s Gas received by Gatherer but not delivered to the Interconnecting Pipeline specified by Shipper.

(d)         Gatherer will true up the imbalance each month between the estimated Actual Allocated Gas and the Actual Allocated Gas delivered at the delivery points.  Gatherer will provide this information to Shipper on the monthly balancing statement.  Shipper will reduce any imbalance through nominations the following month.

(e)          Positive Imbalance.  When a positive imbalance exists (Shipper owes Gatherer), Shipper shall include in its daily nominations to the Interconnecting Pipelines during the Balancing Period a nomination of Daily Balance Gas, specifically designated as such, and Shipper shall deliver sufficient amounts of Shipper’s Gas to fulfill its daily nominations.

(f)            Negative Imbalance.  When a negative imbalance exists (Gatherer owes Shipper), Shipper shall include in its daily nominations to Interconnecting Pipelines during the Balancing Period a nomination of Daily Balance Gas, specifically designated as such, but Shipper shall only deliver sufficient amounts of Shipper’s Gas to fulfill its daily nominations less the Daily Balance Gas nomination.

(g)         Third Party Cooperation.  Both Parties recognize that Gatherer’s ability to schedule Daily Balance Gas is dependant upon the cooperation of third parties.

(h)         Interconnecting Pipelines.  Whenever an Interconnecting Pipeline requires Shipper to balance, Gatherer may require Shipper to make adjustments to nominations as imposed by the Interconnecting Pipeline.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i)    Duty to Maintain Balance.  Gatherer shall use reasonable efforts to require all shippers using the Gathering System to maintain balance thereon in accordance with provisions that are consistent with, or more stringent than, this Article 5.3.

(j)    Final Gas Balancing.  The parties agree to final cash balancing upon termination of this Agreement or at such other time as agreed by the Parties. Gatherer will calculate the value of a cash payment by multiplying the imbalance volume for each Accounting Period of flow by the Index Price associated with such Accounting Period.

(k)   Modification of Balancing Procedures.  In the event that Gatherer or Shipper reasonably determines that the procedures set forth in this Article 5.3 may result in an inequitable balancing or unreasonable management of volumes on the Gathering System and undue financial risk to the Parties, the Parties shall enter into good faith discussions with a view to modifying the balancing procedures set forth in this Agreement.  The Parties agree that any modifications to the balancing procedures shall be applicable prospectively to this Agreement.

5.4           Maintenance.

(a)   Monthly Maintenance schedules will be sent via e-mail to Shipper by the 20th Day of each calendar month setting forth the Maintenance that is to be performed during the next calendar month: provided, however, in the event that the 20th Day of the calendar month is a weekend or holiday, monthly Maintenance schedules will be provided no later than the last Business Day preceding the 20th Day of the calendar month. The foregoing shall not be interpreted to relieve Gatherer of its obligation to provide notice pursuant to Article 3.2 of these General Terms and Conditions.

(b)   Maintenance schedules will include by compressor station a description of each Maintenance project at the compressor stations and an estimate of capacity curtailment and duration for each project.

(c)   No later than forty-eight (48) hours prior to the beginning of the Day of each Maintenance project, a volume curtailment allocation will be sent to Shipper if capacity allocations are determined to be necessary by Gatherer.

5.5           Unscheduled Capacity Allocations.

(a)   Gatherer will use reasonable efforts to provide timely notification to Shipper by telephone, with subsequent e-mail notification, of the potential size and duration of any unscheduled capacity disruption. If Shipper does not adjust its nomination within two (2) hours, Gatherer may adjust Shipper’s nomination and/or not confirm the nominations requested by Shipper in the next nomination cycle.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)   Gatherer may also require that Shipper cease or curtail deliveries of Shipper’s Gas to match production with nomination. In the event that Shipper does not adjust its nomination as reasonably directed by Gatherer, and such failure to adjust nominations materially impacts operations on the Gathering System, Gatherer may curtail receipts of Shipper’s Gas for a reasonable period of time.

ARTICLE 6:         GAS QUALITY

6.1.          Constituents.  The Gas as delivered by Shipper to Gatherer at the Receipt Points or from Gatherer to Shipper at the Delivery Points shall be delivered commercially free of solids, dust, gum and gum-forming constituents, free water or hydrocarbons in their liquid state, and other matter which may interfere with the delivery thereof or become separated therefrom during Gathering.

6.2.          Receipt Point Quality Specifications.  The Parties agree as follows with respect to Receipt Point quality specifications.

(a)           The Gas as delivered by Shipper to Gatherer at the Receipt Points shall meet the following specifications:

(i)            Commercially free of crude oil, mineral seal, distillate and other impurities that would adversely affect Gatherer’s deliveries to other third party transporters;

(ii)           Except for hydrocarbon and water dewpoint restrictions, Gross Heating Value and carbon dioxide content, Shipper’s Gas shall meet the most restrictive quality specifications required from time to time by the downstream processing plants or Interconnecting Pipelines receiving Gas at the Delivery Points;

(iii)          Contain not more than [***] ([***]%) by volume of carbon dioxide on an average basis for all Receipt Points on the Gathering System; and,

(v)           Have a temperature of not more than [***] degrees Fahrenheit;

(b)           Notwithstanding the above specifications, if Shipper or Shipper’s designee agrees to accept Gas that does not conform to the requirements of Article 6.2(a)(ii) or (iii) hereof from Gatherer at the Delivery Point and imposes no additional fees upon Gatherer to provide services with respect to such non-conforming Gas, Gatherer shall accept such non-conforming Gas, such Gas shall be automatically deemed in conformance with the quality specifications described above, and Gatherer shall perform such Gathering Services without additional liability to Shipper for not meeting such specifications.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.3.          Delivery Point Additional Fees.  If Shipper or Shipper’s designee agrees to accept Gas that does not conform to the requirements of Article 6.2(a)(ii) or (iii) hereof from Gatherer at the Delivery Point and imposes additional fees upon Shipper and/or Gatherer to provide services with respect to such non-conforming Gas, Gatherer shall accept such non-conforming Gas and such additional fees and costs shall be allocated on a volume-weighted basis between Shipper’s Gas and all Gas delivered by any other shipper causing the non-conformance with the quality specifications.  In addition, if Shipper’s Gas meets the quality specifications of this Article 6, and any non-conformance with the quality specifications are caused by Gas delivered by a third party, or as a result of Gatherer’s operations, actions or inactions, then Shipper shall not be required to pay any of the additional costs associated with the conditions creating the violation of the applicable quality specifications.  Gatherer and Shipper shall agree to the allocation procedures that would be utilized to allocate the additional costs.  Gatherer shall also provide information to Shipper and/or to Interconnecting Pipelines of the carbon dioxide and inert content of Shipper’s Gas only (exclusive of any third party Gas carbon dioxide and other inert content) for the purposes of determining Shipper’s allowable blending into such Interconnecting Pipeline, as applicable.

6.4.          No Fees when Gatherer Delivers Non-Conforming Gas.  Except under circumstances where Shipper delivers non-conforming Gas to Gatherer at a Receipt Point, if Shipper’s Gas is not accepted by Shipper, Shipper’s designee, or any party accepting Gas at or downstream of the Delivery Points as a result of Gatherer delivering non-conforming Gas to the Delivery Points for any reason (a “Non-Conforming Event”), Gatherer [***] on the affected Gathering System from the time the Gas is not accepted at the Delivery Point until the non-conformity (e.g., where Gatherer delivers non-conforming Gas to the Delivery Point) is corrected or Shipper, Shipper’s designee, or any party accepting Gas at or downstream of the Delivery Points accepts Shipper’s Gas.  If for any reason, Gatherer exceeds the L&U cap under Section 7.4 of this Agreement in the same Accounting Period in which a Non-Conforming Event occurs, then [***].

6.5.          Delivery Point Specifications.  The Parties agree as follows with respect to Delivery Point quality specifications :

(a)                           Commercially free of crude oil, mineral seal, distillate and other impurities that would adversely affect Shipper’s deliveries to other third party transporters;

(b)                           A Gross Heating Value of [***] Btu per Cubic foot or the [***] weighted Gross Heating Value of Shipper’s Gas gathered by Gatherer, whichever is less;

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)                           Contain not more than over [***] percent ([***]%) by volume of carbon dioxide unless Shipper has delivered to Gatherer on average of all Receipt Points over [***] percent ([***]%) carbon dioxide;

(d)                           Contain not more than a total of [***] pounds per MMcf of water;

(e)                           Have a temperature of not more than [***] degrees Fahrenheit ; and,

(f)                            The Gas delivered to Shipper or Shipper’s designee a the Delivery Points shall meet the most restrictive quality specifications required from time to time by the downstream processing plants or Interconnecting Pipelines receiving Gas at such Delivery Points.

6.6                           Impact on Specifications when Shipper Requests Additional Services.  Notwithstanding the quality specifications contained in Article 6.2 and 6.5 above, if Shipper, or its designee, has installed Additional Services Facilities or Gatherer has installed Additional Services Facilities in order to provide Additional Services, the Receipt Point specifications shall be revised to reflect the change in ability of the Facilities to meet the Delivery Point specifications.

6.7           Representation at Tests.  Shipper shall have the right to be represented and to participate in all tests of the Gas delivered hereunder, and to inspect any equipment used in determining the nature or quality of the Gas.

6.8           Failure to Conform.  In the event that Shipper’s Gas fails to conform to any of the specifications set forth in Articles 6.1 and 6.2, Gatherer shall notify Shipper of the deficiency, and Gatherer may refuse to accept such non-conforming Gas.  If Shipper fails to remedy such deficiency, Gatherer may: (i) take receipt of the non-conforming Gas with no further liability to Shipper for the delivery of non-conforming Gas; or (ii) cease receiving the non-conforming Gas from Shipper and Gatherer shall notify Shipper that it has, or will, cease receiving the non-conforming Gas.

ARTICLE 7:         MEASUREMENT EQUIPMENT AND PROCEDURES

7.1.                Measurement Equipment.  All Gas measurement required hereunder shall be made with equipment of standard make to be furnished, installed, operated, and maintained by Gatherer in accordance with the recommendations contained in ANSI/API 2530 as then published.  Shipper may, at its option and expense, install and operate measuring equipment upstream of the measuring equipment to check the measuring equipment provided the installation of the check measuring equipment in no way interferes with the operation of Gatherer’s measuring equipment.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2.                Measurement Factors.  All Gas volume measurements shall be based on a site specific calculated atmospheric pressure based on actual meter site elevation.  The factors used in computing Gas volumes from orifice meter measurements shall be the latest factors published by the AGA.  These factors shall include:

(a)           a basic orifice factor;

(b)           a pressure base factor based on a pressure base of [***] psia;

(c)           a temperature base factor based on a temperature base of [***]ºF;

(d)           a flowing temperature factor, based on the flowing temperature as measured by an industry accepted recording device, if, at Gatherer’s option, a recording device has been installed, otherwise the temperature shall be assumed to be [***]ºF;

(e)           a super compressibility factor, obtained from the latest AGA Manual for the Determination of Super Compressibility Factors for Natural Gas (AGA 8); and

(f)            a specific gravity factor, based on the specific gravity of the Gas as determined under the provisions set forth below.

7.3.          Testing of Equipment.  Gatherer shall test the accuracy of its measuring equipment at intervals determined by the average production delivered to the particular measuring equipment during the previous six (6) Accounting Periods, as shown below:

Gas Production (Mcf/day)	Testing Intervals
[***]	[***]
[***]	[***]
[***]	[***]

Additional tests shall be promptly performed upon request and notification by either Party to the other. If any additional test requested by Shipper indicates that no inaccuracy of more than [***] percent ([***]%) exists, at a recording rate corresponding to the average rate of flow for the period since the last preceding test, then Shipper shall reimburse Gatherer for all its direct costs in connection with that additional test within thirty (30) days following receipt of a detailed invoice and supporting documentation setting forth those costs.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.4.          Adjustment of Inaccuracies.  If, upon test, any measuring equipment is found to be in error by an amount not exceeding [***] percent ([***]%), at a recording rate corresponding to the average rate of flow for the period since the last preceding test, previous recordings of that equipment shall be considered correct in computing deliveries hereunder.  If the measuring equipment shall be found to be in error by an amount exceeding [***] percent ([***]%), at a recording rate corresponding to the average rate of flow for the period since the last preceding test, then any preceding recordings of that equipment since the last preceding test shall be corrected to zero error for any period which is known definitely or agreed upon.  If the period is not known definitely or agreed upon, the correction shall be for a period extending back one-half of the time elapsed since the last test.  In the event a correction is required for previous deliveries, the volumes delivered shall be calculated by the first of the following methods which is feasible: (i) by using the registration of any check meter or meters if installed and accurately registering; or (ii) by correcting the error if the percentage of error is ascertainable by calibration, test, or mathematical calculations; or (iii) by estimating the quantity of delivery by deliveries during periods of similar conditions when the meter was registering accurately.

7.5.          Gas Composition. The composition and Gross Heating Value shall be determined (i) by Gatherer at the Receipt Points by sampling and analysis at intervals determined by the average production during the previous six (6) Accounting Periods, as shown in the table below or more frequently at Gatherer’s sole election:

Gas Production (Mcf/day)	Sample Intervals	Sample Method
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(ii) By Delivery Party at each Delivery Point. Gatherer shall provide Shipper access to the SCADA information being provided to Gatherer at the Delivery Point at intervals and method corresponding to the table above.  In addition, should Shipper at any time, in its sole discretion, believe that an analysis is incorrect Shipper may require Gatherer to perform an additional analysis at Shipper’s expense and the results of such analysis shall be utilized in future Accounting Periods.  Gas delivered at the Receipt Point(s) or Delivery Point(s), downstream of any dehydration equipment, having a water content of [***] pounds per MMcf, or less, shall be considered dry.

7.6.          Access.  Each Party, at its sole risk and liability, shall have access at all reasonable business hours to all facilities which are related to Gas measurement and sampling.  Each Party, at its sole risk and liability, shall have the right to be present for any installing, reading, cleaning, changing, repairing, testing, calibrating and/or adjusting of either Party’s measuring equipment.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 8:         ALLOCATION PROCEDURES

8.1.          Receipt Point Meters and Allocation Information. Gatherer shall maintain meters at each Receipt Point which shall determine the total quantity and quality of Gas delivered under this Agreement.  Gatherer shall allocate on a component basis the Gas and Condensate at each Receipt Point.  Gatherer shall, for all hydrocarbons ethane and heavier, assign each component, in gallons, of the Gas at the Delivery Point to Receipt Points based on the proportion that each Receipt Point contributed to the total gallons for hydrocarbons of ethane and heavier at all Receipt Points, and for all other components the allocation will assign those components of the Gas at the Delivery Point to Receipt Points based on the proportionate volume that each Receipt Point contributed to the total volume of all Receipt Points.  Gatherer agrees to provide to Shipper, in its monthly settlement statement pursuant to Article 9.1 below, all necessary and relevant settlement data including, but not limited to, allocated Receipt Point volumes and Gas compositions, Gathering System Fuel usage, and L&U on the Gathering System.

8.2.          Allocation of Fuel.  Subject to Section 5.7 and 7.4 of the Agreement,  Gatherer will allocate Fuel to each Receipt Point based on the ratio of the volume of Gas measured at such Receipt Point to the total volumes of Gas delivered to all Delivery Points.  Where compression Facilities or other types of Facilities using Fuel are installed on a Gathering pipeline, Gatherer will allocate actual fuel consumed in such compression Facilities to each Receipt Point attached to such Gathering pipeline based on the ratio of the volume of Gas measured at such Receipt Point to the total volumes of Gas Delivered to all Receipt Points attached to such Gathering pipeline.

8.3.          Allocation of Gains and Losses.  Gatherer will allocate L&U to each Receipt Point based on the ratio of the volumes of Gas measured at such Receipt Point to the total volumes of Gas delivered to all Delivery Points.

8.4.          Allocation of Gas. Gas delivered to Delivery Points shall be allocated ratably to each Receipt Point based on the volumes attributable to the Delivery Point meters in relation to the total quantity of Gas received from all Receipt Points into the Gathering System.

8.5.          Modifications to Allocation Procedures.  In the event that Gatherer or Shipper reasonably determines that the allocation procedures set forth in this Article 8 may result in an inequitable allocation, the Parties shall enter into good faith discussions with a view to modifying the allocation procedures set forth in this Agreement, provided that if the Parties fail to agree on an appropriate course of action, either Party may propose that the matter be referred to a mutually acceptable third party expert.  The Parties agree that any modifications to the allocation procedures shall be applicable prospectively to this Agreement.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 9:         PAYMENTS

9.1.          Invoices.  Gatherer shall provide Shipper with an invoice and an associated statement not later than the last Day of the Accounting Period following the Accounting Period for which the activity occurred and payment is due.  The associated statement shall include a detailed explanation of how all payments due were determined.  Shipper shall make payment to Gatherer within ten (10) Days after receipt of the invoice and statement from Gatherer.  Unpaid amounts due shall accrue interest at the lesser of a rate equal to [***] percent ([***]%) per month or the maximum permitted by law, until the balance is paid in full.

9.2.          Audit Rights.  Either Party, on thirty (30) Days’ prior written notice, shall have the right at its expense, at reasonable times during business hours, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, or payment made under or pursuant to this Agreement.  The scope of any audit shall be limited to transactions affecting the Gas hereunder within the immediate geographic region of the Facilities and shall be limited to the twenty-four (24) month period immediately prior to the month in which the notice requesting an audit was given. However, no audit may include any time period for which a prior audit hereunder was conducted, and no audit may occur more frequently than once every [***] months.  All statements, allocations, measurements, computations, charges, or payments made in any period prior to the [***] month period immediately prior to the month in which the audit is requested, or made in any [***] month period for which the audit is requested but for which a written claim for adjustments is not made within ninety (90) Days after the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.  To the extent that the foregoing varies from any applicable statute of limitations, the Parties expressly waive all such other applicable statutes of limitations.

9.3.          Payment Disputes.  In the event of any dispute with respect to any payment hereunder, Shipper shall make timely payment of all undisputed amounts.

ARTICLE 10:       FORCE MAJEURE

10.1.        Definition of Force Majeure.  The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome.  To the extent not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, examples of Force Majeure may include, but not be limited to, acts of God, strikes, lockouts, or other industrial disturbances, acts of a public enemy, sabotage, wars, blockades, insurrections, riots, acts of terror, epidemics, landslides,

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

lightning, earthquakes, fires, storms, storm warnings, floods, washouts, arrests and restraints of governments and people, civil disturbances, explosions, breakage or accident to equipment installations, machinery or lines of pipe, and associated repairs, freezing of wells or lines of pipe, partial or entire failure of wells, pipes or other delivery facilities, the shutting in of facilities owned by third parties,  electric power unavailability or shortages, inability to obtain or timely obtain, or obtain at a reasonable cost, after exercise of reasonable diligence, pipe, materials, equipment, rights-of-way, servitudes, governmental approvals, or labor, including those necessary for the facilities provided for in this Agreement, and any legislative, governmental or judicial actions.  It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party having the difficulty.

10.2.        Effect of Force Majeure.  In the event any Party hereto is rendered, wholly or in part, by Force Majeure, unable to carry out its obligations under this Agreement due to any event of Force Majeure, other than to indemnify or to make payments of any amount due hereunder, and if such Party gives prompt notice and reasonably full particulars of such Force Majeure in writing, by electronic mail or by facsimile, to the other Party after the occurrence of the cause relied on, the Party giving such notice, so far as and to the extent that it is affected by such Force Majeure, shall be relieved of its performance obligations under this Agreement, and shall not be liable in damages to the other Party for its failure to carry out its obligations during the continuance of any inability so caused; provided, however, as possible, that such cause shall be remedied with all reasonable dispatch.  The foregoing provision shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing parties when such course is inadvisable at the discretion of the Party hereto having the difficulty.  Shipper shall have the right to secure Gathering services from any Party during Force Majeure events that affect Gatherer’s ability to provide Gathering services hereunder.

ARTICLE 11:       LIABILITY AND INDEMNIFICATION

11.1.        Shipper Custody.  Shipper and any of its designees shall be in custody, control and possession of Shipper’s Gas hereunder, including any portion thereof which accumulates as liquids, until such Gas is delivered to Gatherer at the Receipt Points and after any portion of Shipper’s Gas is redelivered to Shipper at the Delivery Points.

11.2.        Gatherer Custody.  Gatherer and any of its designees shall be in custody, control and possession of Shipper’s Gas hereunder, including any portion thereof which accumulates as liquids, after such Gas is delivered to Gatherer at the Receipt Points and until any portion of Shipper’s Gas is redelivered to Shipper at the Delivery Points.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.3.        Indemnification.  Each Party (“Indemnifying Party”) hereby covenants and agrees with the other Party, and its Affiliates, and each of their directors, officers and employees (“Indemnified Parties”), that except to the extent caused by the Indemnified Parties’ negligence or willful misconduct, the Indemnifying Party shall protect, defend, indemnify and hold harmless the Indemnified Parties from, against and in respect of any and all Losses incurred by the Indemnified Parties to the extent those Losses arise from or are related to: (i) the Indemnifying Party’s obligations under this Agreement, (ii) the Indemnifying Party’s facilities, or (iii) the Indemnifying Party’s control and possession of the Gas.

ARTICLE 12:       TITLE

12.1.        Shipper Warranty.  Shipper represents and warrants that it owns, or has the right to dedicate, all of Shipper’s Gas dedicated under this Agreement and to deliver that Gas to the Receipt Points for the purposes of this Agreement, free and clear of all liens, encumbrances and adverse claims.  If the title to Shipper’s Gas delivered by Shipper hereunder is disputed or is involved in any legal action, Gatherer shall have the right to cease receiving the Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Shipper furnishes, or causes to be furnished, indemnification to save Gatherer harmless from all Losses arising out of the dispute or action, with surety acceptable to Gatherer.  Shipper hereby indemnifies Gatherer against and holds Gatherer harmless from any and all Losses arising out of or related to any breach of the foregoing representation and warranty.

12.2.        Title.  Title to all of Shipper’s Gas shall remain with and in Shipper at all times; provided, however, title to water removed in Gatherer’s dehydration facilities shall pass from Shipper to Gatherer immediately downstream of the point of recovery.  Title to Fuel and L&U transferred to Gatherer in accordance with the terms and conditions of the Agreement, including all condensate condensed and collected in the Gathering System and any water condensed in the Gathering System shall vest in Gatherer immediately downstream of the applicable Receipt Points.

ARTICLE 13:       ROYALTY AND TAXES

13.1.        Proceeds of Production.  Shipper shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived from Shipper’s Gas delivered under this Agreement, including royalties, overriding royalties, and similar interests, in accordance with the provisions of the leases or agreements creating those rights to proceeds.  In no event will Gatherer have any obligation to those Persons due any of those proceeds of production attributable to Shipper’s Gas under this Agreement.

13.2.        Taxes.  Shipper shall pay and be responsible for all Taxes levied against or with respect to Shipper’s Gas delivered or services provided under this Agreement.

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Gatherer shall not become liable for those Taxes, unless designated to remit those Taxes on behalf of Shipper by any duly constituted jurisdictional agency having authority to impose such obligations on Gatherer, in which event the amount of those Taxes remitted on Shipper’s behalf shall (i) be reimbursed by Shipper upon receipt of invoice, with corresponding documentation from Gatherer setting forth such payments, or (ii) deducted from amounts otherwise due Shipper under this Agreement.

13.3.        Indemnification.  Shipper hereby agrees to defend and indemnify and hold Gatherer harmless from and against any and all Losses, arising from the payments made by Shipper in accordance with Articles 13.1 and 13.2, above, including, without limitation, Losses arising from claims for the nonpayment, mispayment, or wrongful calculation of those payments.

ARTICLE 14:       DISPUTE RESOLUTION

14.1.        Negotiation.  Prior to submitting any dispute for resolution by a court, a Party shall provide written notice to the other of the occurrence of such dispute.  If the Parties have failed to resolve the dispute within fifteen (15) Business Days after such notice was given, the Parties shall seek to resolve the dispute by negotiation between the Parties.  The Parties shall endeavor to meet and attempt to amicably resolve the dispute.  If the Parties are unable to resolve the dispute for any reason within thirty (30) Business Days after the original notice of dispute was given, then either Party shall be entitled to pursue any remedies available at law or in equity; provided, however, the foregoing shall not prevent a Party from seeking any relief or pursuing any remedies in order to prevent irreparable harm or in order to comply with any statute or period of limitations.

14.2.        Jurisdiction and Venue.  The Parties hereby irrevocably consent to the exclusive jurisdiction of the federal courts situated in the State of Colorado; provided, however, in the event that such federal courts do not have jurisdiction over the dispute in question, then the Parties hereby irrevocably consent to the exclusive jurisdiction of the state courts situated in the State of Colorado with respect to such dispute.  The Parties hereby irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the Colorado federal or state courts.

14.3.        Waiver of Jury Trial.  The Parties hereby waive all rights to a trial by jury for disputes arising from or under this Agreement.

14.4.        Technical Expert Procedure.

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(a)           Notwithstanding the provisions of Articles 14.1 through 14.3 above, in the event the Parties are required to refer a matter to a Technical Expert under this Agreement, either Party shall provide written notice to the other Party of its intent to invoke the provisions of this Article 14.4.  The selection of such Technical Expert shall be made from the list of technical experts set forth in Attachment 14.4 hereto (as such list may be supplemented or otherwise modified from time to time pursuant to subsections (f) and (g) below).  Each candidate technical expert included on the list set forth in Attachment 14.4 shall be (x) nationally recognized as having expertise in the engineering, design and operation of natural gas gathering systems and in the development of cost estimates for natural gas gathering system construction or expansion, (y) not an Affiliate of either Party, and (z) either (i) not currently employed by either Party or (ii) currently employed by both Parties to provide design, engineering or construction oversight services in respect of the Gathering System or any other natural gas gathering systems owned or operated by either Party.  In selecting the Technical Expert to resolve a specific dispute, each Party (starting with Gatherer for the first dispute and alternating between Gatherer and Shipper for each dispute thereafter) shall alternate in deleting one name from the list of technical expert candidates until only one such technical expert shall remain, which remaining technical expert shall be the Technical Expert with regard to that dispute.  The Technical Expert shall be designated from such list not later than the third (3rd) Business Day following the date of the notice described above and such designation shall become effective as of the end of such Business Day.

(b)           Within five (5) Business Days of the effectiveness of the designation of the Technical Expert, Shipper and Gatherer each shall submit to the Technical Expert a confidential notice (a “Position Notice”) setting forth in detail such Party’s position concerning a dispute subject to the provisions of this Article 14.4.  Immediately upon its receipt of each Party’s Position Notice, the Technical Expert shall evaluate and analyze the dispute, taking into account the information and positions set forth in the Parties’ Position Notices, as well as the standards set forth in the relevant sections of the Agreement with respect to such matter.    The Technical Expert shall only have the authority to select the position of either Shipper or Gatherer as set forth in their respective Position Notices and may not select or reach any other position or result.

(c)           The Technical Expert shall complete its evaluation and analysis and issue its written decision with regard to the issues in dispute as promptly as reasonably possible but, in any event, within ten (10) Business Days of the date on which the last Position Notice is submitted, unless the Technical Expert reasonably determines that additional time is required in order to give adequate consideration to the issues raised.  In such case, the Technical Expert shall state in writing his or her reasons for believing that additional time is needed and shall specify the additional time period required, which period shall not exceed ten (10) Business Days without both Parties’ agreement.

(d)           The resolution reached by the Technical Expert shall be binding upon the Parties and non-appealable.  Gatherer and Shipper shall each bear one-half of all

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costs reasonably incurred by the Technical Expert in connection with its resolution of a dispute under this Article 14.4.

(e)           If the Technical Expert fails to resolve the dispute within the time periods specified in Article 14.4(c) above, the Parties shall first seek to resolve the dispute in accordance with the procedure described in Article 14.1.  If the Parties are not able to resolve the dispute in this manner within the time period specified in Article 14.1, then either Party shall be entitled to pursue any remedies available at law or equity; provided, however, that the foregoing shall not prevent a Party from seeking any relief or pursing any remedies in order to prevent irreparable harm or in order to comply with any statute or period of limitations.

(f)            The initial list of technical experts referred to in subparagraph (a) above shall agreed by the Parties upon execution of this Agreement and set forth as Attachment 14.4.  A Party may at any time remove a particular technical expert from the list by obtaining the other Party’s consent to such removal; however, neither Party may remove a name or names from the list if such removal would leave the list without at least three (3) names after giving effect to any concurrent addition of names pursuant to subparagraph (g) below.

(g)           By not later than January 30 of each year, each of Shipper and Gatherer shall review the then-current list set forth in Attachment 14.4 and give notice to the other Party of any proposed additions to, and any intended deletions from, the list.  Intended deletions shall automatically become effective thirty (30) Days after notice is received by the other Party unless written objection is made by the other Party within such thirty (30) Days and provided that such deletions do not leave the list without at least three (3) names after giving effect to any concurrent addition of names pursuant to this paragraph (g).  Proposed additions to the list shall automatically become effective thirty (30) Days after notice is received by the other Party unless written objection is made by such other Party within thirty (30) Days.  By mutual agreement of the Parties, a new name or names may be added to the list set forth in Attachment 14.4 at any time.

ARTICLE 15:       CREDIT ASSURANCE

15.1.        Assurance of Performance.  In the event either Party (the “Claiming Party”), in the exercise of reasonable judgment, has reasonable grounds for insecurity regarding the payment or performance of any obligation under this Agreement and determines the other Party’s credit to be unsatisfactory in the Claiming Party’s reasonable opinion based on analysis of the financial information of Shipper or Gatherer, or of an entity that guarantees Shipper’s or Gatherer’s obligations under this Agreement (“Guarantor”), then the following shall apply.  For clarification, lack of a credit rating from Shipper or its Guarantor, alone, does not constitute unsatisfactory creditworthiness.  At any time during the term of this Agreement, the Claiming Party may demand, in writing, “Adequate Assurance of Performance” which shall mean [***] of anticipated fees and/or

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charges that are provided for under this Agreement when Gatherer is the Claiming Party, or (ii) [***] months of anticipated operating expenses and well connect expenses when Shipper is the Claiming Party.  The non-Claiming Party at its option may provide one of the following forms of security:

(a)           Post an irrevocable standby letter of credit in a form and from a bank satisfactory to the Claiming Party; or,

(b)                                 Provide a cash prepayment or a cash collateral deposit; or,

(c)           A guaranty in the form and from an entity acceptable to the Claiming Party, acting reasonably.

Should the non-Claiming Party fail to provide Adequate Assurance of Performance }within twelve (12) Business Days after receipt of written demand for such assurance, then Claiming Party shall have the right to suspend performance under this Agreement until such time as non-Claiming Party furnishes Adequate Assurance of Performance. If the non-Claiming Party fails to provide Adequate Assurance of Performance for an additional 10 Business Days after the suspension of performance under this Agreement, then the Claiming Party may terminate this Agreement, in addition to having any and all other remedies available hereunder and at law.  If at any time, in the Claiming Party’s reasonable opinion, Shipper, Gatherer, or either Shipper or Gatherer’s Guarantor, as applicable, becomes creditworthy after providing Adequate Assurance of Performance pursuant to this Article 15.1, then any security provided shall be returned by the Claiming Party no later than five (5) Business days after receipt of written notice by the non-Claiming Party.

15.2         Default, Insolvency or Bankruptcy. Neither Party will be required to perform or continue to perform service hereunder if there is an Event of Default by the other Party.  In addition to the rights and remedies described in Article 15.1, an event of default shall be deemed to occur when (collectively, an “Event of Default”): (i) the other Party or its Guarantor has voluntarily filed for bankruptcy protection under any chapter of the U.S. Bankruptcy Code; (ii) a Party or its Guarantor is the subject of an involuntary petition of bankruptcy under any chapter of the U.S. Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within ninety (90) Days of such filing; (iii) a Party or its Guarantor otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test, and/or however such insolvency may otherwise be evidenced; or (iv) a secured party takes possession of all or substantially all of a Party’s or its Guarantor’s assets other than as provided in Article 16.4(c) of the General Terms and Conditions. Upon and during the continuance of an Event of Default with respect to a Party (the Party defaulting the “Defaulting Party”), the other Party (the “Non-Defaulting Party”) may, in addition to any other remedies available hereunder or at law, without defaulting in its own obligations under the Agreement or releasing the Defaulting

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Party from its obligations thereunder: (x) suspend all of the Non-Defaulting Party’s obligations under this Agreement; (y) apply the proceeds from or otherwise collect any Adequate Assurance of Performance provided by the Defaulting Party; and/or (z) terminate this Agreement without limiting the rights and obligations of the Parties accruing prior to the date of termination.  Such suspension or termination shall be without limitation to the Non-Defaulting Party’s right to claim damages or to avail itself of any other remedies.

15.3         Insurance.  Gatherer shall maintain (and, if Shipper elects to construct any Receipt Points or Additional Services Facilities as provided herein, Shipper shall maintain) valid and effective insurance policies covering all material risk and properties of its business in such type and amount as are (a) consistent with the customary practices and standards of companies engaged in businesses and operations similar thereto and (b) sufficient in all material respects for all requirements of applicable law.

ARTICLE 16:       MISCELLANEOUS

16.1.        Rights.  The failure of any Party hereto to exercise any right granted hereunder shall neither impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

16.2.        Applicable Laws.  This Agreement is subject to all valid present and future laws, regulations, rules and orders of governmental authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the Facilities utilized under this Agreement.

16.3.        Governing Law.  This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado without regard to choice of law principles.

16.4.        Successors and Assigns.

(a)           This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and assigns, including any assigns of Shipper’s Interests within the AMI covered by this Agreement.  Except as set forth in Article 16.4(b), neither Party may assign its respective rights and/or obligations (in whole or in part) under this Agreement without the other Party’s prior written consent (which such consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that this Article 16.4(a) shall not prohibit or restrict the granting by Gatherer of a Lien on its rights and obligations under this Agreement.

(b)           Notwithstanding the foregoing clause (a):

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(i) Gatherer shall be entitled to assign this Agreement without the consent of Shipper if such assignment is made to a Person that assumes in writing all of Gatherer’s obligations hereunder and is (A) an Affiliate, (B) a Person formed for the purposes of an initial public offering of the securities of such Person and to which Buyer and/or its Affiliates contribute Gatherer and/or its assets (including the Facilities) and which (1) hires (or retains, as applicable) operating personnel who are then operating the Facilities (or has similarly experienced operating personnel itself) or (2) contracts for the operation of the Facilities with another Person that satisfies the foregoing condition (1) (a “New Public Company”) or (C) a Person who (1) hires (or retains, as applicable) operating personnel who are then operating the Facilities (or has similarly experienced operating personnel itself), (2) has operated for at least [***] years prior to such assignment facilities similar to the Facilities in excess of $[***] in total assets, or (3) contracts for the operation of the Facilities with another Person that satisfies either of the foregoing conditions (1) or (2); and

(ii) Shipper shall be entitled to assign this Agreement without the consent of Gatherer to a Person that (A) assumes in writing all of Shipper’s obligations hereunder, (B) has a current Investment Grade Rating or that provides a guaranty, in form and substance reasonably acceptable to Gatherer, with respect to such Person’s obligations hereunder from a Person with a current Investment Grade Rating, and (C) to which Shipper transfers the Interests covered by the AMI.

(c)      Gatherer shall be permitted to grant a Lien on its rights and obligations under this Agreement to one or more financial institutions and/or their agents or trustees (the “Financing Parties”), and in connection with the granting of such a Lien, the Shipper agrees to enter into a consent in favor of the Financing Parties (i) pursuant to which the Shipper (A) consents to the granting of such Lien to the Financing Parties, (B) agrees to provide the Financing Parties with a reasonable right to cure any defaults or events of default of Gatherer under this Agreement, (C) upon the agreement of the Financing Parties (or their assignee or designee) to be bound by the terms and conditions of this Agreement, agrees that the Financing Parties (or such assignee or designee) can be substituted for Gatherer under this Agreement upon an exercise of remedies by the Financing Parties against Gatherer, and (D) agrees to enter into a replacement agreement with the Financing Parties (or their assignee or designee) on the same terms and conditions of this Agreement (with only ministerial changes) if Gatherer rejects this Agreement, or this Agreement is otherwise terminated, in a bankruptcy or similar proceeding affecting Gatherer, and the Financing Parties (or their assignee or designee) become the owner of the Facilities and (ii) that otherwise contains customary terms, provisions and agreements that are reasonably acceptable to Shipper.

16.5.        Severability.  Should any part of this Agreement be found to be unenforceable or be required to be modified by a court or governmental authority, then

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only that part of this Agreement shall be affected.  The remainder of this Agreement shall remain in force and unmodified.

16.6.        Waiver.  A waiver by either Party of any one or more defaults by the other party shall not operate as a waiver of any future defaults, whether of a like or different character.

16.7.        Confidentiality.  The Parties agree to keep the terms of this Agreement, as well as any information shared between the Parties under Sections 4.2 and 6.1 of this Agreement, confidential and not disclose the same to any other persons, firms or entities without the prior written consent of the other Party; provided, the foregoing shall not apply to (i) disclosures compelled by law, securities exchange or court order or (ii) disclosures to a Party’s (or its Affiliate’s) direct or indirect owners and its and their respective financial advisors, lenders (or prospective lenders), consultants, attorneys, banks, institutional investors and prospective direct or indirect purchasers of such Party or its property, provided those persons, firms or entities likewise agree (or are otherwise bound) to keep this Agreement confidential or (iii) owners of an Interest within the AMI whose Gas is sold by Shipper only for the purpose of determining the costs attributable to such owners’ Interest or shared by any royalty owners burdening any working interests owner’s share of Gas provided those persons, firms or entities likewise agree to keep this Agreement confidential.

16.8.        Published Indices.  In the event any published price index referred to in this Agreement ceases to be published, the Parties shall mutually agree to an alternative published price index representative of the published price index referred to in this Agreement.

16.9.        Amendments.  Any amendment, change, modification or alteration of this Agreement shall be in writing, signed by the Parties.

16.10.      Entire Agreement.  This Agreement, including all exhibits and appendices, contains the entire agreement between the Parties with respect to the subject matter hereof, and there are no oral or other promises, agreements, warranties, obligations, assurances, or conditions precedent, affecting it.

16.11.      Waiver of Consequential Damages. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING,

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WITHOUT LIMITATION, LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS.  IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTY AND WAIVES ANY RIGHT OF RECOVERY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTY’S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE OR GROSS NEGLIGENCE), FAULT, OR LIABILITY WITHOUT FAULT; PROVIDED, HOWEVER, THE FOREGOING SHALL NOT BE CONSTRUED AS LIMITING AN OBLIGATION OF A PARTY HEREUNDER TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY AGAINST CLAIMS ASSERTED BY UNAFFILIATED THIRD PARTIES, INCLUDING, BUT NOT LIMITED TO, THIRD PARTY CLAIMS FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES.

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